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Exhibit 10.4

                                                                  EXECUTION COPY

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                         USS RECEIVABLES COMPANY, LTD.,
                                   as Company,


                    UNITED STATIONERS FINANCIAL SERVICES LLC,
                                  as Servicer,


                                       and


                            THE CHASE MANHATTAN BANK,
                    as Trustee and as Securities Intermediary

                            on behalf of the Holders


                   UNITED STATIONERS RECEIVABLES MASTER TRUST


                     AMENDED AND RESTATED POOLING AGREEMENT


                             Dated as of May 1, 2001


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                                TABLE OF CONTENTS

                                                                                 PAGE

                                    ARTICLE I
                                   DEFINITIONS

Section 1.1  Definitions............................................................2
Section 1.2  Other Definitional Provisions.........................................34

                                   ARTICLE II
                           CONVEYANCE OF RECEIVABLES;
                            ISSUANCE OF CERTIFICATES

Section 2.1  Conveyance of Receivables.............................................35
Section 2.2  Acceptance by Trustee ................................................39
Section 2.3  Representations and Warranties of the Company Relating to the
             Company ..............................................................39
Section 2.4  Representations and Warranties of the Company Relating to the
             Receivables ..........................................................44
Section 2.5  Transfer of Ineligible Receivables....................................45
Section 2.6  Purchase of Investor Certificateholders* Interest in
             Trust Portfolio.......................................................46
Section 2.7  Affirmative Covenants of the Company..................................47
Section 2.8  Negative Covenants of the Company ....................................52

                                   ARTICLE III
                        RIGHTS OF HOLDERS AND ALLOCATION
                         AND APPLICATION OF COLLECTIONS

Section 3.1  Establishment of Collection Account and Collection Concentration
             Account; Certain Allocations .........................................57

                                   ARTICLE IV
               ARTICLE IV IS RESERVED AND MAY BE SPECIFIED IN ANY
             SUPPLEMENT WITH RESPECT TO THE SERIES RELATING THERETO

                                    ARTICLE V
                         THE CERTIFICATES AND INTERESTS

                                        i
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
Section 5.1  The Certificates .....................................................65
Section 5.2  Authentication of Certificates .......................................66
Section 5.3  Registration of Transfer and Exchange of Certificates ................66
Section 5.4  Mutilated, Destroyed, Lost or Stolen Certificates ....................70
Section 5.5  Persons Deemed Owners ................................................70
Section 5.6  Appointment of Paying Agent ..........................................71
Section 5.7  Access to List of Investor Certificateholders' Names
             and Addresses.........................................................72
Section 5.8  Authenticating Agent .................................................73
Section 5.9  Tax Treatment ........................................................74
Section 5.10  Company Exchanges ...................................................75
Section 5.11  Book-Entry Certificates .............................................78
Section 5.12  Notices to Clearing Agency ..........................................79
Section 5.13  Definitive Certificates .............................................79

                                   ARTICLE VI
                      OTHER MATTERS RELATING TO THE COMPANY

Section 6.1  Liability of the Company .............................................80
Section 6.2  Limitation on Liability of the Company ...............................80

                                   ARTICLE VII
                            EARLY AMORTIZATION EVENTS

Section 7.1  Early Amortization Events ............................................81
Section 7.2  Additional Rights Upon the Occurrence of Certain Events...............82

                                  ARTICLE VIII
                                   THE TRUSTEE

Section 8.1  Duties of Trustee ....................................................84
Section 8.2  Rights of the Trustee ................................................87
Section 8.3  Trustee Not Liable for Recitals in Certificates ......................89
Section 8.4  Trustee May Own Certificates .........................................90
Section 8.5  Trustee's Fees and Expenses ..........................................90
Section 8.6  Eligibility Requirements for Trustee .................................91
Section 8.7  Resignation or Removal of Trustee ....................................91
Section 8.8  Successor Trustee ....................................................92
Section 8.9  Merger or Consolidation of Trustee ...................................93
Section 8.10  Appointment of Co-Trustee or Separate Trustee .......................93
Section 8.11  Tax Returns .........................................................95

                                       ii
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
Section 8.12  Trustee May Enforce Claims Without Possession
              of Certificates .....................................................95
Section 8.13  Suits for Enforcement ...............................................96
Section 8.14  Rights of Investor Certificateholders to Direct Trustee .............96
Section 8.15  Trustee to Direct Company............................................97
Section 8.16  Maintenance of Office or Agency .....................................97
Section 8.17  Limitation of Liability .............................................97

                                   ARTICLE IX
                                   TERMINATION

Section 9.1  Termination of Trust; Liquidation of Receivables .....................98
Section 9.2  Clean-Up Call and Final Termination Date of Investor Certificates of
             any Series ...........................................................98
Section 9.3  Final Payment with Respect to Any Series.............................100
Section 9.4  Company's Termination Rights ........................................101

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

Section 10.1  Amendment.......................................................... 102
Section 10.2  Protection of Right, Title and Interest to Trust ...................104
Section 10.3  Limitation on Rights of Holders ....................................104
Section 10.4  Notices ............................................................105
Section 10.5  Severability of Provisions .........................................106
Section 10.6  Assignment .........................................................106
Section 10.7  Certificates Nonassessable and Fully Paid ..........................106
Section 10.8  Further Assurances .................................................107
Section 10.9  No Waiver; Cumulative Remedies .....................................107
Section 10.10  Counterparts ......................................................107
Section 10.11  Third-Party Beneficiaries .........................................107
Section 10.12  Actions by Holders ................................................107
Section 10.13  Merger and Integration ............................................108
Section 10.14  Headings ..........................................................108
Section 10.15  Security Agreement ................................................108
Section 10.16  No Set-Off ........................................................108
Section 10.17  No Bankruptcy Petition ............................................109
Section 10.18  Limitation of Liability ...........................................109
Section 10.19  Certain Information ...............................................110
Section 10.20  Governing Law .....................................................110

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EXHIBITS

EXHIBIT A         FORM OF LOCKBOX AGREEMENT
EXHIBIT B         INTERNAL OPERATING PROCEDURES MEMORANDUM

SCHEDULES

1.   LIST OF RECEIVABLES
2.   TRUST ACCOUNTS
3.   ACTIONS WITH RESPECT TO CHATTEL PAPER
4.   LOCATION OF CHIEF EXECUTIVE OFFICE OF THE COMPANY
5.   CONTRACTUAL OBLIGATIONS

                                       iv
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               AMENDED AND RESTATED POOLING AGREEMENT, dated as of May 1, 2001, among USS RECEIVABLES COMPANY, LTD., a Cayman Islands limited liability company (the "COMPANY"); UNITED STATIONERS FINANCIAL SERVICES LLC, an Illinois limited liability company ("USFS"), in its capacity as servicer (the "SERVICER"); and THE CHASE MANHATTAN BANK, a New York banking corporation ("CHASE"), not in its individual capacity, but solely as trustee (in such capacity, the "TRUSTEE").


                              W I T N E S S E T H:

               WHEREAS, the Company, United Stationers Supply Co., an Illinois corporation ("USSC"), and the Trustee have entered into a Pooling Agreement, dated as of April 3, 1998 (the "ORIGINAL AGREEMENT");

               WHEREAS, pursuant to an Amended and Restated Servicing Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "SERVICING AGREEMENT"), among the Company, the Trustee, USFS and USSC, USFS has been substituted for USSC as Servicer of the Receivables and Related Property and USSC has agreed to act as Support Provider;

               WHEREAS, the Company, USSC and the Trustee desire to amend and restate the Original Agreement for the purpose of, among other things, reflecting the substitution of USFS for USSC as Servicer under the Servicing Agreement;

               WHEREAS, USSC, USFS, and the Servicer have entered into an Amended and Restated Receivables Sale Agreement , dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT"), pursuant to which USSC has agreed to sell and USFS has agreed to purchase, among other things, Receivables and Related Property;

               WHEREAS, USFS, the Company and the Servicer have entered into a Receivables Sale Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "USFS RECEIVABLES SALE AGREEMENT"), pursuant to which USFS has agreed to sell and the Company has agreed to purchase, among other things, such Receivables and Related Property;

               WHEREAS, the parties hereto wish to enter into this Agreement under which the Company will continue to transfer all of its right, title and interest in, to and under the Receivables and other Trust Assets now or hereafter owned by

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the Company to the master trust created under the Original Agreement and such master trust shall, from time to time at the direction of the Company, continue to issue one or more Series of Investor Certificates which shall represent interests in the Receivables and such other Trust Assets as specified herein and in the Supplement related to such Series;

               WHEREAS, by executing and delivering (i) the Second Amended and Restated Series 1998-1 Supplement, dated as of the date hereof, among the Company, the Servicer, Chase, as Funding Agent (in such capacity, the "FUNDING AGENT"), Trustee, Securities Intermediary and APA Bank, and Park Avenue Receivables Corporation, as Initial Purchaser, or (ii) the Amended and Restated Series 2000-2 Supplement, dated as of the date hereof, among the Company, the Servicer, Chase, as Trustee and Securities Intermediary, Market Street Funding Corporation, as Committed Purchaser, and PNC Bank, National Association, as Administrator (the "ADMINISTRATOR"), as applicable, the Investor Certificateholders consent to the execution and delivery of this Agreement.

               NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

               Section 1.1 DEFINITIONS. Whenever used in this Agreement, the following words and phrases ----------- shall have the following meanings:

               "ACCOUNTS" shall have the meaning specified in subsection 2.1
     (a)(v) of this Agreement.

               "ADJUSTED INVESTED AMOUNT" shall have, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

               "ADMINISTRATOR" shall have the meaning specified in the recitals hereto.

               "AFFILIATE" shall mean, with respect to any specified Person, any other Person which, directly or indirectly, is in control of, is

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     controlled by, or is under common control with, such Person; PROVIDED that a Person shall not be deemed an Affiliate of another Person solely by reason of an individual serving as an officer or director of such other Person. For purposes of this definition, "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "AGENT" shall mean, with respect to any Series, the Person or Persons, if any, so designated in the related Supplement.

               "AGGREGATE ADJUSTED INVESTED AMOUNT" shall mean, with respect to any date of determination, the sum of the Adjusted Invested Amounts with respect to all Outstanding Series on such date of determination.

               "AGGREGATE ALLOCATED RECEIVABLES AMOUNT" shall mean, with respect to any date of determination, the sum of the Allocated Receivables Amounts with respect to all Outstanding Series on such date of determination.

               "AGGREGATE DAILY COLLECTIONS" shall mean, with respect to any Business Day, the aggregate amount of all Collections deposited into the Collection Account on such day.

               "AGGREGATE INVESTED AMOUNT" shall mean, at any date of determination, the sum of the Invested Amounts with respect to all Outstanding Series on such date of determination.

               "AGGREGATE OVERCONCENTRATION AMOUNT" shall mean, with respect to any date of determination, the sum of the Overconcentration Amounts of all Eligible Obligors at the end of the preceding Business Day.

               "AGGREGATE RECEIVABLES AMOUNT" shall mean, with respect to any date of determination, the aggregate Principal Amount of all Eligible Receivables in the Trust at the end of the Business Day immediately preceding such date less the sum of: (i) the Aggregate

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     Overconcentration Amount; (ii) the aggregate Rebate Reduction Amount; and
     (iii) the aggregate Dilution Reduction Amount.

               "AGGREGATE TARGET RECEIVABLES AMOUNT" shall mean, with respect to any date of determination, the sum of the Target Receivables Amounts with respect to all Outstanding Series on such date of determination.

               "AGREEMENT" shall mean this Amended and Restated Pooling Agreement and all amendments and modifications hereof and supplements hereto, and including, unless expressly stated otherwise, each Supplement.

               "ALLOCABLE CHARGED-OFF AMOUNT" shall have, with respect to any Series, the meaning specified in subsection 3.1(e) and in any Supplement for such Series.

               "ALLOCABLE RECOVERIES AMOUNT" shall have, with respect to any Series, the meaning specified in subsection 3.1(e) and in any Supplement for such Series.

               "ALLOCATED RECEIVABLES AMOUNT" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

               "AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT" shall have the meaning specified in the recitals hereto.

               "AMORTIZATION PERIOD" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

               "APPLICANTS" shall have the meaning specified in Section 5.7.

               "AUTHORIZED NEWSPAPER" shall have the meaning specified in
     Section 7.2.

               "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, as amended from time to time.

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               "BOOK-ENTRY CERTIFICATES" shall mean the Certificates issued to a
     Clearing Agency to facilitate the use of book entries by such Clearing Agency to evidence ownership of beneficial interests in the Certificates, transfers of which beneficial interests shall be made through book entries by such Clearing Agency, all as described in Section 5.11; PROVIDED, HOWEVER, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are issued to the Certificate Book-Entry Holders, such Certificates shall no longer be "Book-Entry Certificates".

               "BUSINESS DAY" shall mean any day other than (i) a Saturday or a Sunday or (ii) another day on which commercial banking institutions or trust companies in the State of New York or in the city where the Corporate Trust Office is located, are authorized or obligated by law, executive order or governmental decree to be closed; PROVIDED that, when used in connection with the calculation of Certificate Rates which are determined by reference to LIBOR, "Business Day" shall mean any Business Day on which dealings in Dollars between banks may be carried on in both London, England and New York, New York.

               "BUSINESS DAY RECEIVED" shall have the meaning specified in subsection 2.3(e) of the Servicing Agreement.

               "CASH DILUTION PAYMENT" shall have the meaning specified in subsection 4.6(a) of the Servicing Agreement.

               "CERTIFICATE" shall mean one of any Series of Investor Certificates.

               "CERTIFICATE BOOK-ENTRY HOLDER" shall mean, with respect to a Book-Entry Certificate, the Person who is listed on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency, as the beneficial owner of such Book-Entry Certificate (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

               "CERTIFICATE RATE" shall mean, with respect to any Series and Class of Certificates, the percentage interest rate (or formula on the

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     basis of which such interest rate shall be determined) stated in the applicable Supplement.

               "CERTIFICATE REGISTER" shall mean the register maintained pursuant to Section 5.3, providing for the registration of the Certificates and transfers and exchanges thereof.

               "CERTIFICATEHOLDERS' INTEREST" shall have the meaning specified in subsection 3.1(b).

               "CHARGED-OFF RECEIVABLES" shall mean all Receivables (or portions thereof) which, in accordance with the Policies of the applicable Seller, have or should have been written off as uncollectible, including without limitation the Receivables of any Obligor which becomes the subject of any voluntary or involuntary bankruptcy proceeding.

               "CLASS" shall mean, with respect to any Series, any one of the classes of Certificates of that Series as specified in the related Supplement.

               "CLEAN-UP CALL PERCENTAGE" shall have, with respect to any Series, the meaning specified in the related Supplement for such Series.

               "CLEAN-UP CALL REPURCHASE PRICE" shall have the meaning specified in Section 9.2.

               "CLEARING AGENCY" shall mean each organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

               "CLOSING DATE" shall mean May 1, 2001.

               "CLEARING AGENCY PARTICIPANT" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with such Clearing Agency.

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               "COLLECTION ACCOUNT" shall have the meaning specified in
     subsection 3.1(a).

               "COLLECTION CONCENTRATION ACCOUNT" shall have the meaning specified in subsection 3.1(a).

               "COLLECTIONS" shall mean all collections and all amounts received in respect of the Receivables, including Recoveries, Seller Repurchase Payments, Seller Adjustment Payments, Company Seller Adjustment Payments, Servicer Indemnification Amounts paid by the Servicer and any other payments received in respect of Dilution Adjustments, together with all collections received in respect of the Related Property in the form of cash, checks, wire transfers or any other form of cash payment, and all proceeds of Receivables and collections thereof (including, without limitation, collections constituting an account or general intangible or evidenced by a note, instrument, security, contract, security agreement, chattel paper or other evidence of indebtedness or security, whatever is received upon the sale, exchange, collection or other disposition of, or any indemnity, warranty or guaranty payable in respect of, the foregoing and all "proceeds", as defined in Section 9-306 of the UCC, of the foregoing).

               "COLLECTOR" shall mean any employee employed by the Servicer to collect payments in respect of Receivables in accordance with the Policies of the Seller which generated such Receivables.

               "COMPANION SERIES" shall have the meaning specified in Section 5.10.

               "COMPANY" shall mean USS Receivables Company, Ltd., a Cayman Islands limited liability company.

               "COMPANY COLLECTION SUBACCOUNT" shall have the meaning specified in subsection 3.1(a).

               "COMPANY EXCHANGE" shall have the meaning specified in subsection 5.10(a).

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               "COMPANY INTEREST" shall have the meaning specified in subsection
     3.1(b).

               "COMPANY SELLER REPURCHASE PAYMENT" shall have the meaning specified in subjection 2.06(b) of the Amended and Restated Receivables Sale Agreement.

               "CONTRACTUAL OBLIGATION" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

               "CORPORATE TRUST OFFICE" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 450 West 33rd Street, New York, New York 10001 (Attention: Structured Finance Services).

               "DEFAULTED RECEIVABLE" shall mean, as of any date of determination, any Receivable (a) that is unpaid in whole or in part for more than 60 days after its original due date or (b) which is, as of such date of determination, a Charged-Off Receivable, or (c) which is, as of such date of determination, a Disputed Receivable.

               "DEFINITIVE CERTIFICATES" shall have the meaning specified in
     Section 5.11.

               "DELIVER" or "DELIVERED" or "DELIVERY" means, with respect to any Eligible Investment, when the steps applicable to such item as specified below are completed:

     (i) if such item is an instrument, delivering such instrument to the Trustee endorsed to the Trustee or in blank;

     (ii) if such item is a certificated security, by delivering such certificated security to the Trustee in bearer form or in registered form issued to the Trustee or endorsed to the Trustee or endorsed in blank;

     (iii) if such item is an uncertificated security, (a) the Company registers the Trustee as the registered owner, upon original issue or registration

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               of transfer or (b) the Company has agreed that it will comply with entitlement orders with respect to such uncertificated security originated by the Trustee without further consent of the registered owner;

     (iv)      if such item is a security entitlement other than a United
               States Security Entitlement, by causing a securities intermediary to indicate by book entry that such security entitlement has been credited to a securities account of the Trustee with such securities intermediary;

     (v) if such item is a United States Security Entitlement, by causing a securities intermediary to indicate by book entry that such United States Security Entitlement has been credited to a securities account of the Trustee with such securities intermediary; and

     (vi) if such item is a securities account, by causing the securities intermediary to indicate by book entry that all security entitlements carried in the securities account have been credited to such securities account.

               "DEPOSIT DATE" shall have the meaning specified in subsection 3.1(d).

               "DEPOSITORY" shall mean, with respect to any Series, the Clearing Agency designated as the "Depository" in the related Supplement.

               "DEPOSITORY AGREEMENT" shall mean, with respect to any Series, an agreement among the Company, the Trustee and a Clearing Agency, or a letter of undertaking by the Company and the Trustee, in each case in a form reasonably satisfactory to the Trustee and the Company.

               "DILUTION ADJUSTMENTS" shall mean any rebates, discounts, refunds, payments or other adjustments (including, without limitation, as a result of the application of any special or other discounts or any reconciliations) in respect of any Receivable, the amount owing for any returns (including, without limitation, as a result of the return of any defective goods) or cancellations and the amount of any other reduction of any payment under any Receivable, in each case granted

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     or made by the applicable Seller or the Servicer to the related Obligor,
     PROVIDED that a "Dilution Adjustment" does not include any Charged-Off Receivable or any refund in either adjustment of any Excluded Receivable.

               "DILUTION REDUCTION AMOUNT" shall mean the sum of (i) the six-month rolling average of the dollar amount of credit memos issued for prompt payment discounts and (ii) the six-month rolling average of credit memos issued for customer cancellations each calculated for the period of six consecutive Settlement Periods ending prior to the most recent Settlement Report Date.

               "DISPUTED RECEIVABLE" shall mean as of any Settlement Report Date, the Receivables shown as such on the Seller's books and records (and that are not otherwise Defaulted Receivables).

               "DISTRIBUTION DATE" shall mean, except as otherwise set forth in the applicable Supplement, the 20th day of each calendar month, beginning on May 20, or if such 20th day is not a Business Day, the next succeeding Business Day.

               "DOLLARS," "U.S. DOLLARS", "U.S. $" and "$" shall mean dollars in lawful currency of the United States of America.

               "EARLY AMORTIZATION EVENT" shall have, with respect to any Series, the meaning specified in Section 7.1 of this Agreement (without taking into account any Supplements) and in any Supplement for such Series.

               "EARLY AMORTIZATION PERIOD" shall have, with respect to any Series, the definition assigned to such term in Section 7.1 of this Agreement and in any Supplement for such Series.

               "EARLY TERMINATION" shall have the meaning assigned to such term in the Receivables Sale Agreements.

               "ELIGIBLE INSTITUTION" shall mean a depositary institution or trust company (which may include the Trustee and its affiliates) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; PROVIDED, HOWEVER, that at all times (i) such depositary institution or trust company is a member of the Federal Deposit Insurance Corporation, the certificates of deposit or unsecured and uncollateralized debt obligations of such depositary institution or trust company are rated in one of the two highest long-term or highest short-term rating category by each Rating Agency and
     (ii) such depositary institution or trust company has a combined capital and surplus of at least $100,000,000.

               "ELIGIBLE INVESTMENTS" shall mean any deposit accounts, securities, instruments or security entitlements with respect to:

               (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

               (b) federal funds, demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

               (c) commercial paper rated, at the time of the investment or contractual commitment to invest therein, in the highest rating category by each Rating Agency;

               (d) investments in money market funds (including funds for which the Trustee or any of its Affiliates is investment manager or adviser) rated in the highest rating category by each Rating Agency rating such money market fund;

               (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

               (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or

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     any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; or

               (g) any other investment upon satisfaction of the Rating Agency Condition with respect thereto.

               "ELIGIBLE OBLIGOR" shall mean, as of any date of determination, each Obligor in respect of a Receivable that satisfies the following eligibility criteria:

               (a) it is a resident of the United States, its territories or possessions or incorporated or organized under the laws of the United States or any state in the United States;

               (b) it is not (i) the United States federal government, or any subdivision thereof, or any agency, department or instrumentality thereof, or (ii) a state or local government, or any subdivision thereof, or any agency, department, or instrumentality thereof;

               (c) it is not a Seller or an Affiliate of a Seller; and

               (d) it is not the subject of any voluntary or involuntary bankruptcy proceeding, unless the Obligor is a Qualifying DIP Obligor with established debtor in possession financing;

     PROVIDED, HOWEVER, that if 35% or more of the Principal Amount of Receivables of an Obligor (measured by the Principal Amount of Receivables of such Obligor in the Trust) is reported as being aged 90 days or more after the respective original due dates of such Receivables as at the end of the Settlement Period immediately preceding the most recent Settlement Report Date (commencing with the Settlement Report Date occurring in February 1998), such Obligor shall not be deemed an Eligible Obligor until such time as the Servicer furnishes the Rating Agencies with a report (which may be part of a Required Report or a Monthly Settlement Statement) indicating that less than 35 % of the Principal Amount of Receivables of such Obligor then in the Trust are aged 90 days or more after the respective original due dates of such Receivables.

               "ELIGIBLE RECEIVABLE" shall mean, as of any date of determination, each Receivable owing by an Eligible Obligor that as of such date satisfies the following eligibility criteria:

               (a) it constitutes either (i) an account within the meaning of
     Section 9-106 of the UCC of the State the law of which governs the perfection of the interest granted in it or (ii) chattel paper within the meaning of Section 9-105 of such UCC, subject, in the case of chattel paper, to compliance with the procedures set forth in Schedule 3 hereto;

               (b) it is not a Defaulted Receivable;

               (c) the goods related to it shall have been shipped or the services related to it shall have been performed and such Receivable shall have been billed to the related Obligor;

               (d) it is denominated and payable only in U.S. Dollars in the United States;

               (e) it arose in the ordinary course of business from the sale of goods, products or services of the relevant Seller and in accordance with the Policies of such Seller and, at such date of determination, no Early Termination has occurred with respect to such Seller,

               (f) (i) it does not contravene any applicable law, rule or regulation and the applicable Seller is not in violation of any law, rule or regulation in connection with it, in each case which in any way renders such Receivable unenforceable or would otherwise impair in any material respect the collectibility of such Receivable and (ii) it is not subject to any investigation or proceeding known by such Seller that would reasonably be expected to adversely affect the payment or enforceability thereof;

               (g) if the Company or the Trust is not excluded from the definition of "investment company" pursuant to Rule 3a-7 under the 1940 Act, it is an account receivable representing all or part of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the 1940 Act;

               (h) it is not a Receivable purchased by a Seller from any Person;

               (i) it is not a Receivable for which the applicable Seller has established an offsetting specific reserve; PROVIDED that a Receivable subject only in part to the foregoing shall be an Eligible Receivable to the extent not so subject;

               (j) it is not a Receivable with original payment terms in excess of 120 days from its original invoice date, or in respect of which the applicable Seller has (i) altered the basis of the aging from the initial due date for payment such that the final due date extends to a date more than 120 days from its original invoice date or (ii) otherwise made any modification except, in the case of each of the foregoing, in the ordinary course of business and consistent with the Policies of such Seller;

               (k) all required consents, approvals or authorizations necessary for the creation and enforceability of such Receivable and the effective assignment and sale thereof by the applicable Seller to the Company and by the Company to the Trust shall have been obtained with respect to such Receivable;

               (l) the applicable Seller is not in default in any material respect under the terms of the contract, if any, from which such Receivable arose;

               (m) all right, title and interest in it has been validly sold to USFS by the applicable Seller pursuant to the Amended and Restated Receivables Sales Agreement and to the Company by USFS pursuant to the USFS Receivables Sale Agreement;

               (n) the Company or the Trust will have legal and beneficial ownership therein free and clear of all Liens other than such Liens described in clauses (i) and (iv) of the definition of Permitted Liens and such Receivable has been the subject of either a valid transfer from the Company to the Trust or, alternatively, the grant of a first priority perfected security interest therein to the Trust free and clear of all Liens other than such Liens described in clauses (i) and (iv) of the definition of Permitted Liens;

               (o) it is not subject to any dispute in whole or in part or to any offset, counterclaim, defense, rescission, recoupment or subordination; PROVIDED that a Receivable subject only in part to any of the foregoing shall be an Eligible Receivable to the extent not so subject;

               (p) it is at all times the legal, valid and binding obligation of the Obligor thereon, enforceable against such Obligor to pay the full Principal Amount thereof in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law);

               (q) as of the related Receivables Purchase Date, none of the Company, USFS or the applicable Seller has (i) taken any action that would impair the rights of the Trustee or the Investor Certificateholders therein or (ii) failed to take any action that was necessary to avoid impairing the rights therein of the Trustee or Investor Certificateholders;

               (r) each of the representations and warranties made in the Amended and Restated Receivables Sale Agreement by the applicable Seller and in the USFS Receivables Sale Agreement by USFS with respect to such Receivable is true and correct in all material respects; and

               (s) at the time such Receivable was sold by the applicable Seller under the Amended and Restated Receivables Sale Agreement and by USFS to the Company under the USFS Receivables Sale Agreement, no event described in subsection 6.01(g) of each such Receivables Sale Agreement (without giving effect to any requirement as to the passage of time) had occurred with respect to such Seller or USFS, as applicable;

               "ELIGIBLE SUCCESSOR SERVICER" shall mean a Person which, at the time of its appointment as Servicer, (i) is legally qualified and has the corporate power and authority to service the Receivables transferred to the Trust, (ii) has demonstrated the ability to service a portfolio of similar receivables in accordance with the standards set forth in subsection 6.2(c) of the Servicing Agreement and (iii) has a combined capital and surplus of at least $5,000,000.

               "ENHANCEMENT" shall mean, with respect to any Series, (i) the funds on deposit in or credited to any bank account (or subaccount thereof) of the Trust, (ii) any surety arrangement, any letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap, currency swap or other contract, agreement or arrangement, in each case for the benefit of any Holders of such Series, as designated in the applicable Supplement and (iii) the subordination of one Class of Certificates in a Series to another class in such Series or the subordination of any Certificate held or interest owned by the Company to the Investor Certificates of such Series.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

               "EXCHANGEABLE COMPANY INTEREST" shall have the meaning specified in subsection 3.1(b) and shall be exchangeable as provided in Section 5.10.

               "EXCHANGE DATE" shall have the meaning, with respect to any Series issued pursuant to a Company Exchange, specified in Section 5.10.

               "EXCHANGE NOTICE" shall have the meaning, with respect to any Series issued pursuant to a Company Exchange, specified in Section 5.10.

               "EXCLUDED RECEIVABLE" means any Receivable which either (A) arises from any Seller's advertising business; (B) is owed by a Person who is not a resident of the United States, its territories or possessions and/or a payment obligation of a Person that is not denominated and payable in U.S. Dollars in the United States; (C) is owed by a Governmental Authority; or (D) the payment for which is evidenced or required to be evidenced by a note or other promissory instrument; PROVIDED that in the event any Excluded Receivable is included in a Required Report, for the purposes of Section 2.01 of the Receivables Sale Agreements and Section 2.1 hereof and the definition of "Collections", such receivable shall not be an Excluded Receivable.

               "EXISTING COMPANION SERIES" shall have the meaning specified in
     Section 5.10.

               "FITCH" shall mean Fitch, Inc.

               "FORCE MAJEURE DELAY" shall mean, with respect to the Servicer, any cause or event which is beyond the control and not due to the negligence of the Servicer which delays, prevents or prohibits the Servicer's delivery of Required Reports and/or Monthly Settlement Statements, including, without limitation, acts of God or the elements and fire, but excluding strikes by the Servicer's employees; PROVIDED that no such cause or event shall be deemed to be a Force Majeure Delay unless the Servicer shall have given the Company and the Trustee written notice promptly after the beginning of such delay.

               "FRACTIONAL UNDIVIDED INTEREST" shall mean the fractional undivided interest in the Certificateholders' Interest evidenced by an Investor Certificate.

               "FUNDING AGENT" shall have the meaning specified in the recitals hereto.

               "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board and the rules and regulations of the SEC, or such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

               "GENERAL OPINION" shall mean, with respect to any action, an Opinion of Counsel, which shall not be at the expense of the Trustee, to the effect that (A) such action has been duty authorized by all necessary action on the part of the Servicer, the applicable Seller or

     Sellers or the Company, as the case may be, (B) any agreement executed in connection with such action constitutes a legal, valid and binding obligation of the Servicer, the Support Provider, the applicable Seller or Sellers or the Company, as the case may be, enforceable in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) and (C) any condition precedent to any such action specified in the applicable agreement, if any, has been complied with, which opinion in the case of this clause (C) may, to the extent that such opinion concerns questions of fact, rely on an Officer's Certificate with respect to such questions of fact.

               "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               "HOLDERS" shall mean the collective reference to (i) the Persons in whose names the Certificates are registered in the Certificate Register,
     (ii) the owner of the Exchangeable Company Interest and (iii) if applicable, the owner of each Series Subordinated Interest.

               "INDEBTEDNESS" shall mean, with respect to any Person at any date, (a) all indebtedness of such Person for borrowed money, (b) any obligation owed for the deferred purchase price of property or services except trade accounts payable arising in the ordinary course of business which are payable according to ordinary business terms, which purchase price is evidenced by a note or similar written instrument, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) that portion of obligations of such Person under capital leases which is properly classified as a liability on a balance sheet in conformity with GAAP and
     (e) all Indebtedness referred to in clauses (a) through (d) above secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

               "INDEPENDENT PUBLIC ACCOUNTANTS" means any independent certified public accountants of nationally recognized standing which constitute one of the accounting firms commonly referred to as the "big six" accounting firms (or any successor thereto); PROVIDED that such firm is independent with respect to the Servicer within the meaning of Rule 2-01(b) of Regulation S-X under the Securities Act.

               "INELIGIBLE RECEIVABLE" shall have the meaning specified in
     Section 2.5(a).

               "INITIAL INVESTED AMOUNT" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

               "INSOLVENCY EVENT" shall mean the occurrence of any one or more of the Early Amortization Events specified in paragraph (a) of Section 7.1(a).

               "INTERNAL OPERATING PROCEDURES MEMORANDUM" shall mean the internal operating procedures memorandum prepared by the Trustee as set forth in Exhibit B hereto.

               "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986.

               "INVESTED AMOUNT" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

               "INVESTED PERCENTAGE" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

               "INVESTMENT EARNINGS" shall have the meaning specified in subsection 3.1(c).

               "INVESTOR CERTIFICATEHOLDER" shall mean the holder of record of, or the bearer of, an Investor Certificate.

               "INVESTOR CERTIFICATES" shall mean the Certificates executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form attached to the applicable Supplement, but shall not include any Certificate held by the Company.

               "ISSUANCE DATE" shall mean, with respect to any Series, the date of issuance of such Series, or the date of any increase to the Invested Amount of such Series, as specified in the related Supplement.

               "LIEN" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset (including, without limitation, any lien which may arise under relevant state or federal law, if any), (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or other similar right of a third party with respect to such securities; PROVIDED, HOWEVER, that if a lien is imposed under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA applies, then such lien shall not be treated as a "Lien" from and after the time any Person who is obligated to make such payment pays to such plan the amount of such lien determined under Section 412(n)(3) of the Internal Revenue Code or Section 302(f)(3) of ERISA, as the case may be, and provides to the Trustee, any Agent and each Rating Agency written evidence reasonably satisfactory to the Rating Agencies of the release of such lien, or such lien expires pursuant to Section 412(n)(4)(B) of the Internal Revenue Code or Section 302(f)(4)(B) of ERISA.

               "LOCKBOX" shall mean the post office boxes listed on Schedule III to the Amended and Restated Receivables Sale Agreement to which the Obligors are instructed to remit payments on the

     Receivables and/or such other post office boxes as may be established pursuant to Section 2.3 of the Servicing Agreement.

               "LOCKBOX ACCOUNT" shall mean the intervening account used by a Lockbox Processor for deposit of funds received in a Lockbox prior to their transfer to the Collection Concentration Account or the Collection Account.

               "LOCKBOX AGREEMENT" shall mean, with respect to each Lockbox Processor, a lockbox agreement (i) substantially in the forms set forth as Exhibit A hereto, (ii) or in such form as the lockbox processor party thereto employs in the ordinary course of its business for transactions of a type similar to the one contemplated by this Agreement and which is approved by the Trustee.

               "LOCKBOX PROCESSOR" shall mean the depositary institution or processing company (which may be the Trustee) which processes payments on the Receivables sent by the Obligors thereon forwarded to a Lockbox.

               "MATERIAL ADVERSE EFFECT" shall mean with respect to a Seller, the Support Provider, USFS, the Servicer or the Company, (a) a material impairment of the ability of such Seller, the Support Provider, USFS, the Servicer or the Company, as the case may be, to perform its obligations under the Transaction Documents, (b) a material impairment of the validity or enforceability of any of the Transaction Documents to which such Seller, the Support Provider, USFS, the Servicer or the Company is a party, (c) a material impairment of the collectibility of the Receivables taken as a whole or (d) a material impairment of the interests, rights or remedies of the Trustee or the Investor Certificateholders under or with respect to the Transaction Documents or the Receivables taken as a whole.

               "MONTHLY SERVICING FEE" shall have the meaning specified in subsection 2.5(a) of the Servicing Agreement.

               "MONTHLY SETTLEMENT STATEMENT" shall have the meaning specified in Section 4.2 of the Servicing Agreement.

               "MOODY'S" shall mean Moody's Investors Service, Inc.

               "NEW SERIES" shall have the meaning specified in Section 5.10.

               "1940 ACT" shall mean the Investment Company Act of 1940, as amended.

               "OBLIGOR" shall mean, with respect to any Receivable, the party obligated to make payments with respect to such Receivable, including any guarantor thereof.

               "OFFICER'S CERTIFICATE" shall mean, unless otherwise specified in this Agreement, a certificate signed by the Chairman of the Board, Vice Chairman of the Board, President, Chief Financial Officer, any Vice President, any Secretary or any Treasurer of the Servicer, the Support Provider or the Company, as the case may be, or, in the case of a Successor Servicer, a certificate signed by a Vice President and the financial controller (or an officer holding an office with equivalent or more senior responsibilities) of such Successor Servicer.

               "OPINION OF COUNSEL" shall mean a written opinion or opinions of one or more counsel (who may be internal counsel) to the Company, Support Provider or the Servicer, designated by the Company, Support Provider or the Servicer, as the case may be, which is reasonably acceptable to the Trustee.

               "OPTIONAL TERMINATION NOTICE" shall have, with respect to any Series, the meaning specified in the related Supplement for such Series.

               "OUTSTANDING SERIES" shall mean, at any time, a Series issued pursuant to an effective Supplement for which the Series Termination Date for such Series has not occurred.

               "OVERCONCENTRATION AMOUNT" shall mean, at any date with respect to an Eligible Obligor, the Principal Amount of Eligible Receivables due from such Obligor at such date which, expressed as a percentage of the Principal Amount of all Eligible Receivables in the Trust at such date, exceeds the percentage set forth below for the applicable category of that Obligor at such date (or such higher percentage after giving effect to which the Rating Agency Condition is satisfied):

                                 MINIMUM RATING

S&P                        FITCH                     MOODY'S           PERCENTAGE
---                        -----                     -------           ----------

A-1 or A+                  A+                        P-1 or A1         15%

A-2 or BBB+                BBB+                      P-2 or Baa1       10%

A-3 or BBB-                BBB-                      P-3 or Baa3       5%

Not rated/other            Not rated/other           Not rated/other   2.5 %

; PROVIDED, HOWEVER, that all Eligible Obligors that are Affiliates of each other shall be deemed to be a single Eligible Obligor to the extent the Servicer knows or has reason to know of the affiliation and in that case, the applicable debt rating for such group of Obligors shall be the debt rating of the ultimate parent of the group; PROVIDED, FURTHER, that the debt ratings set forth under the column headed "Moody's" or "Fitch" in the above table and the references in the immediately succeeding paragraph to Moody's and DCR shall apply only if either Moody's or Fitch is a Rating Agency under any Supplement for an Outstanding Series.

The percentage applicable to any Obligor (or the ultimate parent of the affiliated group of which such Obligor is a member, as the case may be) will be the percentage associated with the lower of such Obligor's (or such ultimate parent's, as the case may be) debt rating issued by S&P, Fitch, and Moody's; PROVIDED THAT: (i) if such debt is rated only by S&P, the applicable percentage will be the percentage associated with the rating issued by S&P and (ii) if S&P issues no rating with respect to such Obligor (or such ultimate parent, as the case may be), then the percentage applicable to such Obligor (or such ultimate parent, as the case may be) shall be the percentage associated with the categories "Not rated/other" and "Less than D-3 or BBB-/Not rated." The ratings specified in the table are minimums for each percentage category, so that a rating not shown in the table falls in the category associated with the highest rating shown in the table that is lower than that rating. Notwithstanding the above, the percentage applicable to any Special Obligor will be 5.0%.

               "PAYING AGENT" shall mean any paying agent and co-paying agent appointed pursuant to Section 5.6 and, unless otherwise specified in the related Supplement of any Outstanding Series and with respect to such Series, shall initially be the Trustee.

               "PERMITTED LIENS" shall mean, at any time, for any Person:

                         (i) Liens created pursuant to this Agreement or the Receivables Sale Agreements;

                         (ii) Liens for taxes, assessments or other governmental charges or levies not yet due and payable or which are being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Person;

                         (iii) Liens on a Receivable arising as a result of offsetting specific reserves and rights of set-off, counterclaim or other defenses with respect to such Receivable;

                         (iv) Any other Liens securing obligations not in excess of $50,000 in the aggregate at any one time outstanding.

               "PERSON" shall mean any individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

               "POLICIES" shall mean, with respect to each Seller, the credit and collection policies of such Seller, copies of which have been delivered to the Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

               "POOLING AND SERVICING AGREEMENTS" shall mean, collectively, this Agreement, the Servicing Agreement and each Supplement for an Outstanding Series.

               "POTENTIAL EARLY AMORTIZATION EVENT" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute an Early Amortization Event hereunder or under any Supplement.

               "POTENTIAL SERVICER DEFAULT" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute a Servicer Default hereunder or under any Supplement.

               "PREPAYMENT REQUEST" shall have, with respect to any Series, the meaning specified in the related Supplement.

               "PRINCIPAL AMOUNT" shall mean, with respect to any Receivable, the amount due thereunder.

               "PRINCIPAL TERMS" shall have the meaning, with respect to any Series issued pursuant to a Company Exchange, specified in subsection 5.10(c).

               "PUBLICATION DATE" shall have the meaning specified in Section
     7.2.

               "QUALIFYING DIP OBLIGOR" shall mean, as of any date of determination, an Obligor (i) that is a debtor in possession in any voluntary or involuntary bankruptcy proceeding, for which no trustee or examiner has been appointed and no application is pending for the appointment of a trustee or examiner, (ii) in a case under Chapter 11 of the Bankruptcy Code in which no motion has been made for an order liquidating all or any substantial portion of such debtor's assets and no motion has been made for the conversion of such case to a case under chapter 7 of the Bankruptcy Code, (iii) whose Receivables would, if included in the Trust Assets, account for less than 1 % of the aggregate Principal Amount of all Receivables included in the Trust, (iv) as to which no party under any Series Supplement has, in the exercise of its reasonable discretion, given notice to the Company and the Servicer that such Obligor shall not be included as an Eligible Obligor and (v) for which the Obligor has obtained the approval of a bankruptcy court to make payment on any Receivables.

               "RATING AGENCY" shall mean, with respect to each Outstanding Series, any rating agency or agencies designated as such in the related Supplement; PROVIDED that in the event that no Outstanding Series has been rated, then for purposes of the definitions of "Eligible Institution" and "Eligible Investments," "RATING AGENCY" shall mean S&P and references to "each Rating Agency" shall refer solely to S&P.

               "RATING AGENCY CONDITION" shall mean, subject to the applicable Supplement, with respect to any action, that each Rating Agency shall have notified the Company, the Servicer, any Agent and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any Outstanding Series or any Class of any such Outstanding Series with respect to which it is a Rating Agency.

               "REBATE REDUCTION AMOUNT" shall mean, as of any Settlement Report Date, the highest cumulative value of accruals at the end of a Settlement Period for rebates for electronic funds transfer payments over the prior 6 consecutive Settlement Periods (including the Settlement Period ending on such Settlement Report Date).

               "RECEIVABLE" shall mean the indebtedness and payment obligations of any Person to a Seller (including, without limitation, obligations constituting an account or general intangible or evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security) arising from a sale of products or the provision of service by such Seller, including, without limitation, any right to payment for products sold or for services rendered, and including the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Person with respect thereto; PROVIDED that, except as otherwise expressly provided, for all purposes hereunder "Receivables" shall not include Excluded Receivables.

               "RECEIVABLES PURCHASE DATE" shall mean, with respect to any Receivable, the Business Day on which (i) USFS purchases such Receivable from the applicable Seller and (ii) the Company purchases such Receivable from USFS and transfers such Receivable to the Trust.

               "RECEIVABLES SALE AGREEMENTS" shall mean the Amended and Restated Receivables Sale Agreement and the USFS Receivables Sale Agreement.

               "RECORD DATE" shall mean, with respect to any Series, the date specified as such in the applicable Supplement.

               "RECOVERIES" shall mean all amounts collected (net of out-of-pocket costs of collection) in respect of Charged-Off Receivables.

               "RELATED PROPERTY" shall mean, with respect to each Receivable:

               (a) all of the applicable Seller's interest in the goods (including returned goods), if any, relating to the sale which gave rise to such Receivable;

               (b) all other security interests or Liens, and the applicable Seller's interest in the property subject thereto, from time to time purporting to secure payment of such Receivable, together with all financing statements signed by an Obligor describing any collateral securing such Receivable; and

               (c) all guarantees, insurance, letters of credit and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable;

in the case of clauses (b) and (c), without limitation, whether pursuant to the contract related to such Receivable or otherwise or pursuant to any obligations evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security and the proceeds thereof.

               "REPORTED PERIOD" shall have the meaning specified in Section 4.1 of the Servicing Agreement.

               "REQUIRED REPORT" shall have the meaning specified in Section 4.1 of the Servicing Agreement.

               "REQUIREMENT OF LAW" for any Person shall mean the certificate or articles of incorporation or articles of association and by-laws or other organizational or governing documents of such

     Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

               "RESIGNATION NOTICE" shall have the meaning specified in Section
     6.2 of the Servicing Agreement.

               "RESPONSIBLE OFFICER" shall mean (i) when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee including any Vice President, any Assistant Vice President, Trust Officer or Assistant Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, in each case, having direct responsibility for the administration of this Agreement and (ii) when used with respect to any other Person, the Chairman of the Board, President, Chief Financial Officer, any Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of such Person.

               "REVOLVING PERIOD" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

               "S&P" shall mean Standard & Poor's Ratings Services, or any successor thereto.

               "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

               "SECURITIES INTERMEDIARY" shall have the meaning specified in
     Section 3.1(c)(ii).

               "SEC" shall mean the Securities and Exchange Commission.

               "SELLERS" shall mean United Stationers Supply Co. in its capacity as Seller under the Amended and Restated Receivables Sale Agreement and any directly or indirectly wholly-owned subsidiary of United Stationers Inc. which has been added as a Seller in accordance with the provisions of the Amended and Restated Receivables Sale

     Agreement and the other Transaction Documents (but, in each case, excluding any such Subsidiaries which have been terminated as Sellers in accordance with the provisions thereof and of the other Transaction Documents), all of the foregoing in their capacities as Sellers under the Amended and Restated Receivables Sale Agreement; each, individually, a "SELLER".

               "SELLER ADJUSTMENT PAYMENTS" shall have the meaning specified in
     Section 2.05 of the Receivables Sale Agreements.

               "SELLER REPURCHASE PAYMENTS" shall have the meaning specified in
     Section 2.06 of the Receivables Sale Agreements.

               "SERIES" shall mean any series of Investor Certificates, the terms of which are set forth in a Supplement.

               "SERIES ACCOUNT" shall mean any deposit, trust, escrow, securities, reserve or similar account maintained for the benefit of the Investor Certificateholders of any Series or Class, as specified in any Supplement.

               "SERIES COLLECTION SUBACCOUNT" shall have the meaning specified in subsection 3.1(a).

               "SERIES COLLECTION SUB-SUBACCOUNTS" shall have the meaning specified in subsection 3.1(a).

               "SERIES NON-PRINCIPAL COLLECTION SUB-SUBACCOUNT" shall have the meaning specified in subsection 3.1(a).

               "SERIES PRINCIPAL COLLECTION SUB-SUBACCOUNT" shall have the meaning specified in subsection 3.1(a).

               "SERIES SUBORDINATED INTEREST" shall mean, with respect to any Series, the undivided retained interest of the Company in the Trust Assets, if any, which is subordinated to the Certificateholders' Interest of such Series, as set forth in the Supplement for such Series.

               "SERIES TERMINATION DATE" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

               "SERVICE TRANSFER" shall have the meaning specified in Section
     6.1 of the Servicing Agreement.

               "SERVICER" shall initially mean United Stationers Financial Services LLC in its capacity as Servicer under the Transaction Documents and, after any Service Transfer, the Successor Servicer.

               "SERVICER DEFAULT" shall have, with respect to any Series, the meaning specified in Section 6.1 of the Servicing Agreement and, if applicable, as supplemented by the related Supplement for such Series.

               "SERVICER INDEMNIFICATION AMOUNT" shall have the meaning specified in Section 5.2(c) of the Servicing Agreement.

               "SERVICER SITE REVIEW" shall mean the review performed by the Trustee of the servicing operations of the Servicer at its offices, as provided for in subsection 8.1(f) and as described in any Supplement or attachment thereto.

               "SERVICING AGREEMENT" shall have the meaning specified in the recitals hereto.

               "SERVICING FEE" shall have the meaning specified in subsection 2.5(a) of the Servicing Agreement.

               "SERVICING FEE PERCENTAGE" shall mean 1% per annum.

               "SETTLEMENT PERIOD" shall mean commencing with May 2001, each calendar month.

               "SETTLEMENT REPORT DATE" shall mean, except as otherwise set forth in the applicable Supplement, the 15th day of each calendar month (or if such 15th day is not a Business Day, the next succeeding Business Day).

               "SPECIAL ALLOCATION SETTLEMENT REPORT DATE" shall have the meaning specified in subsection 3.1(e).

               "SPECIAL OBLIGORS" shall mean as of any Settlement Report Date and continuing to but not including the next Settlement Report Date, the Obligors designated as such by the Company, each of which shall be an Obligor that is unrated or rated below "investment grade" as to which the concentration limit would otherwise be 2.5% but which, as to those Obligors designated as Special Obligors, shall be 5%. The Company may designate up to three Special Obligors in any one Settlement Period, which shall be selected from the following Companies: BT Office Products International Inc., Corporate Express Inc., U.S. Office Products Company, Inc., Staples Inc., Bestbuy Supply Depot Corp. or Boise Cascade Office Products Corporation.

               "SPECIFIED BANKRUPTCY OPINION PROVISIONS" shall mean the factual assumptions and the actions to be taken by any Seller, USFS or the Company, in each case as specified in the legal opinion of Weil, Gotshal & Manges LLP relating to certain bankruptcy matters and delivered on the Closing Date.

               "STANDBY LIQUIDATION SYSTEM" shall mean a system by which the Trustee will receive and store electronic information regarding Receivables from the Servicer which may be utilized in the event of a liquidation of the Receivables to be carried out by the Trustee established pursuant to subsection 8.1(f) and as described in any Supplement or attachment thereto.

               "SUBORDINATED NOTE" shall have the meaning specified in Section
     8.01 of the USFS Receivables Sale Agreement.

               "SUBSIDIARY" shall mean, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having by the terms thereof ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time directly or indirectly owned, or the management of which is otherwise controlled, through one or more intermediaries, or both, by such Person.

               "SUCCESSOR SERVICER" shall have the meaning specified in Section
     6.2 of the Servicing Agreement.

               "SUPPLEMENT" shall mean, with respect to any Series, a supplement to this Agreement complying with the terms of Section 5.10(c), executed in conjunction with the issuance of any Series.

               "TARGET RECEIVABLES AMOUNT" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

               "TARGETED HOLDER" shall have the meaning specified in subsection 5.3(e).

               "TARGETED INVESTOR CERTIFICATE" shall have the meaning specified in subsection 5.3(d).

               "TAX OPINION" shall mean, with respect to any action, an Opinion of Counsel, which shall not be at the expense of the Trustee, to the effect that, for federal income tax purposes, (1) such action will not adversely affect the characterization as debt or as debt or an interest in a partnership (other than a partnership taxable as a corporation), as the case may be, of any Investor Certificates of any Outstanding Series or Class not retained by the Company, (ii) following such action, the Trust will not be classified as an association or a publicly traded partnership taxable as a corporation, (iii) such action will not cause or constitute a taxable event in which gain or loss would be recognized by any Investor Certificateholder or the Trust and (iv) in the case of Section 5.9, the Investor Certificates of the new Series which are not retained by the Company will be characterized as debt or as an interest in a partnership (other than a partnership taxable as a corporation).

               "TERMINATION NOTICE" shall have the meaning specified in Section
     6.1 of the Servicing Agreement.

               "TRANSACTION DOCUMENTS" shall mean the collective reference to this Agreement, the Servicing Agreement, each Supplement with respect to any Outstanding Series, the Receivables Sale Agreements, the Lockbox Agreements, the Certificates and any other documents delivered pursuant to or in connection therewith.

               "TRANSFER AGENT AND REGISTRAR" shall have the meaning specified in Section 5.3 and shall initially be the Trustee.

               "TRANSFER DEPOSIT AMOUNT" shall have the meaning specified in subsection 2.5(b).

               "TRANSFER OBLIGATION DATE" shall have the meaning specified in subsection 2.5(a).

               "TRANSFERRED AGREEMENTS" shall have the meaning specified in subsection 2.1(b).

               "TRUST" shall mean the United Stationers Receivables Master Trust created by this Agreement.

               "TRUST ACCOUNT" shall have the meaning, with respect to any Series, specified in the applicable Supplement for such Series.

               "TRUST ASSETS" shall have the meaning specified in Section 2.1.

               "TRUST TERMINATION DATE" shall have the meaning specified in subsection 9.1(a).

               "TRUSTEE" shall mean the institution executing this Agreement as trustee, or its successor in interest or any successor trustee appointed as herein provided.

               "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction or if no jurisdiction is specified, as in effect in the State of New York.

               "UNITED STATES REGULATIONS" means 31 C.F.R. Part 357; 12 C.F.R.
     Part 615, Subpart O; 12 C.F.R. Part 912; 12 C.F.R. Part 1511; 24 C.F.R.
     Part 81; 31 C.F.R. Part 354; and 18 C.F.R. Part 1314.

               "UNITED STATES SECURITIES ENTITLEMENT" means a "Security Entitlement" as defined in a United States Regulation.

               "USFS RECEIVABLES SALE AGREEMENT" shall have the meaning specified in the recitals hereto.

               "USSC" shall have the meaning specified in the recitals hereto.

               Section 1.2 OTHER DEFINITIONAL PROVISIONS. (a) All terms defined in this Agreement, the Servicing Agreement or in any Supplement shall have such defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                    (b) All capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in Section 1.01 of the Receivables Sale Agreements.

                    (c) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

                    (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified. (e) The definitions contained in Section
1.1 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                    (f) Where a definition contained in Section 1.1 specifies that such term shall have the meaning set forth in the related Supplement, the definition of such term set forth in the related Supplement may be preceded by a prefix indicating (or include in its definition) the specific Series or Class to which such definition shall apply.

                    (g) Where reference is made in this Agreement or any related Supplement to the principal amount of Receivables, such reference shall, unless explicitly stated otherwise, be deemed a reference to the Principal Amount (as such term is defined in Section 1.1) of such Receivables.

                    (h) Any reference herein or in any other Transaction Document to a provision of the Internal Revenue Code or ERISA shall be deemed a reference to any successor provision thereto.

                    (i) To the extent that any provision of this Agreement or any other Transaction Document requires that a calculation be performed with respect to a date occurring prior to the effective date of such Transaction Document, such calculation shall be performed as provided therein as though such Transaction Document had been effective on and as of such prior date.

                                   ARTICLE II

                           CONVEYANCE OF RECEIVABLES;
                            ISSUANCE OF CERTIFICATES

               Section 2.1 CONVEYANCE OF RECEIVABLES.

                    (a) By execution and delivery of this Agreement, the Company does hereby transfer, assign, set over and otherwise convey to the Trustee, for the benefit of the Holders, without recourse (except as specifically provided herein), all of its present and future right, title and interest in, to and under:

                         (i) all Receivables, including those existing at the close of business on the Initial Closing Date and all Receivables thereafter arising from time to time until but not including the Trust Termination Date;

                         (ii) the Related Property;

                         (iii) all Collections;

                         (iv) all rights (including rescission, replevin or reclamation) relating to any Receivable or arising therefrom;

                         (v) the Collection Concentration Account, each Lockbox and each Lockbox Account (collectively, the "ACCOUNTS"), including (A) all funds and other evidences of payment held -------- therein and all certificates and instruments, if any, from time to time representing or evidencing any of such Accounts or any funds and other evidences of payment held therein, (B) all investments of such funds held in such Accounts and all certificates and instruments from time to time representing or evidencing such investments, (C) all Eligible Investments, (D) all notes, certificates of deposit and other instruments from time to time hereafter delivered or transferred to, or otherwise possessed by, the Trustee for and on behalf of the Company in substitution for any of the then existing Accounts and (E) all interest, dividends, cash, instruments and other property from time to time held in any and all of the then existing Accounts; and

                         (vi) all monies due or to become due and all amounts received with respect to the items listed in clauses (i) through (v) and all proceeds (including, without limitation, whatever is received upon the sale, exchange, collection or other disposition of the foregoing and all "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of New York) thereof, including all Recoveries relating thereto;

                    (b) The Company hereby transfers, assigns, sets over and otherwise conveys to the Trustee, for the benefit of the Holders, and grants to the Trustee, for the benefit of the Holders, a first priority perfected security interest in, all its right, title and interest in, to and under the following: each Receivables Sale Agreement and the Servicing Agreement, including in respect of each such agreement, (A) all property assigned thereunder and all rights of the Company to receive monies due and to become due under or pursuant to such agreement, whether payable as fees, expenses, costs or otherwise, (B) all rights of the Company to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such agreement, (C) claims of the Company for damages arising out of or for breach of or default under such agreement, (D) the right of the Company to amend, waive or terminate such agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, (E) all other rights, remedies, powers, privileges and claims of the Company under or in connection with such agreement (whether arising pursuant to such agreement or otherwise available to the Company at law or in equity), including the rights of the Company to enforce such agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or in connection therewith and (F) all monies due or to become due and all amounts received with respect to the items listed in clauses (A) through (F) and all proceeds (including, without limitation, whatever is received upon the sale, exchange, collection or other disposition of the foregoing and all "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of New York) thereof, including all Recoveries relating thereto (all of the foregoing set forth in subclauses (A)-(F), inclusive, the "TRANSFERRED AGREEMENTS");

Such property described in the foregoing paragraphs (a) and (b), together with all investments and all monies on deposit in any other bank account or accounts maintained for the benefit of any Holders for payment to Holders shall constitute the assets of the Trust (the "TRUST ASSETS").

               Subject to Section 5.9, although it is the intent of the parties to this Agreement that the conveyance of the Company*s right, title and interest in, to and under the Receivables and the other Trust Assets described in paragraph (a) pursuant to this Agreement shall constitute either a purchase and sale or a loan, in the event that such conveyance is deemed to create a loan, the Company hereby grants to the Trustee, for the benefit of the Holders, a perfected first priority security interest in all of the Company's present and future right, title and interest in, to and under the Receivables and such other Trust Assets to secure the payment of the applicable Invested Amounts, interest thereon and the other fees and expenses due to the Holders, and that this Agreement shall constitute a security agreement under applicable law in favor of the Trustee, for the benefit of the Holders.

                    (c) The assignment, set over and conveyance to the Trust pursuant to Section 2.1(a) shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such assignment, set over and conveyance shall be construed accordingly. In connection with the foregoing assignment, except as expressly provided otherwise in the Transaction Documents, the Company, the Servicer agrees to deliver to the Trustee each Trust Asset (including any original documents or instruments included in the Trust Assets as are necessary to effect such assignment) in which the transfer of an interest is perfected under the UCC or otherwise solely by possession and not by filing a financing statement or similar document.

               Notwithstanding the assignment of the Transferred Agreements set forth in Section 2.1(b), the Company does not hereby assign or delegate any of its duties or obligations under the USFS Receivables Sale Agreement to the Trust or the Trustee and neither the Trust nor the Trustee accepts such duties or obligations, and the Company shall continue to have the right and the obligation to purchase Receivables from USFS from time to time. The foregoing assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee, any Investor Certificateholder or the Company, in its capacity as a Holder, of any obligation of the Servicer, USFS, the Company, any Seller or any other Person in connection with the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor.

               In connection with such assignment, the Company agrees to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) or, where applicable, registrations in the appropriate records, (i) with respect to the Receivables now existing and hereafter created, including those conveyed to it pursuant to the USFS Receivables Sale Agreement and (ii) with respect to any other Trust Assets a security interest in which may be perfected under the relevant UCC, legislation or similar statute by such filing or registration, as the case may be, in each case meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect and maintain perfection of the assignment of the Receivables and such other Trust Assets (excluding returned merchandise) to the Trust, and to deliver a file-stamped copy or certified statement of such financing statement or registration or other evidence of such filing or registration to the Trustee on or prior to the date of issuance of any Certificates. The Trustee shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing or other registration under the UCC, other relevant legislation or similar statute in connection with such transfer. The Trustee shall be entitled to rely conclusively on the filings or registrations made by or on behalf of the Company without any independent investigation and the Company*s obligation to make such filings as evidence that such filings have been made.

               In connection with such assignment, the Company further agrees, at its own expense, on or prior to the Initial Closing Date (a) to indicate, or to cause to be indicated, in its computer files containing its master database of Receivables and to cause USFS and each Seller to indicate in its records containing its master database of Receivables that Receivables have been conveyed to USFS or Company, as the case may be, pursuant to the applicable Receivables Sale Agreement or conveyed to the Trust for the benefit of the Holders pursuant to this Agreement and (b) to deliver, or cause to be delivered, to the Trustee computer tapes or disks containing a true and complete list of all Receivables transferred to the Trust specifying for each such Receivable, as of the Closing Date, (i) the identification or reference number assigned to such Receivables by the Company and (ii) the Principal Amount of such Receivables. Such tapes or disks shall be marked as Schedule 1 to this Agreement and are hereby incorporated into and made a part of this Agreement.

               Section 2.2 ACCEPTANCE BY TRUSTEE. (a) The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the property, now existing and hereafter created, assigned to the Trust pursuant to Section 2.1 and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Holders.

                    (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

               Section 2.3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY RELATING TO THE COMPANY. The Company hereby represents and warrants to the Trustee and the Trust, for the benefit of the holders of Certificates of each Outstanding Series, as of the Issuance Date of such Series, that:

                    (a) CORPORATE EXISTENCE: COMPLIANCE WITH LAW. The Company
(i) is a limited liability company duly formed, validly existing and in good standing under the laws of the Cayman Islands, (ii) has all requisite power and authority and all legal right to own and operate its properties, to lease the properties it operates as lessee and to conduct its business as now conducted and proposed to be conducted, (iii) is duly qualified as a foreign limited liability company and is in good standing under the laws of each jurisdiction in which its business or activities requires such qualification, except where the failure to so qualify and be in good standing would not reasonably be likely to cause a Material Adverse Effect, and (iv) is in compliance with all material Requirements of Law. The Company does not engage in activities prohibited by the Transaction Documents or its memorandum and articles of association.

                    (b) CORPORATE POWER: AUTHORIZATION. The Company has the requisite power and authority, and the legal right, to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which it is a party by or against the Company other than (1) those which have duly been obtained or made and are in full force and effect on the Initial Closing Date, (ii) any filings of UCC-1 financing statements or similar documents necessary to perfect the Company*s or the Trust*s interest in the Trust Assets and (iii) those that may be required under state securities or "blue sky" laws in connection with the offering or sale of certificates. This Agreement and each other Transaction Document to which the Company is a party have been duly executed and delivered on behalf of the Company.

                    (c) ENFORCEABILITY. This Agreement and each of the other Transaction Documents to which the Company is a party (i) constitute the legal, valid and binding obligations of the Company enforceable against it in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors* rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) and (ii) are effective and all action has been taken to cause compliance with paragraph (n) of the definition of Eligible Receivables.

                    (d) NO LEGAL BAR. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Company is a party will not violate any Requirement of Law, and will not result in, or require, the creation or imposition of any Lien (other than Liens contemplated or permitted hereby) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

                    (e) NO MATERIAL LITIGATION. There are no actions, suits, investigations or proceedings at law or in equity (including, without limitation, injunctions, writs or restraining orders) by or before any arbitrator, court or Governmental Authority now pending or, to the knowledge of the Company, threatened against or affecting the Company or any material properties, revenues or rights of the Company which (i) involve this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby, or

(ii) could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. The transactions contemplated hereunder and the use of the proceeds thereof will not violate any Requirement of Law.

                    (f) NO DEFAULT. The Company is not in default under or with respect to any of its Contractual Obligations. No Early Amortization Event or Potential Early Amortization Event has occurred and is continuing.

                    (g) TAX RETURNS. The Company has filed or caused to be filed all Federal and all other tax returns which are required to have been filed by it and has paid or caused to be paid all taxes shown thereon to be due and payable, and any material assessments made against it or any of its property. No tax Lien has been filed, and, to the knowledge of the Company, no material claim is being asserted, with respect to any such taxes. For purposes of this paragraph, "taxes" shall mean any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any Governmental Authority.

                    (h) LOCATION OF RECORDS: CHIEF EXECUTIVE OFFICE. The offices at which the Company keeps its records concerning the Receivables either (x) are located at the addresses set forth on Schedule II of the Amended and Restated Receivables Sale Agreements or (y) have been reported to the Trustee in accordance with the provisions of subsection 2.8(1) of this Agreement. The chief executive office of the Company is located at one of the addresses set forth on
Schedule 4 and is the place where the Company is "located" for the purposes of
Section 9-103(3)(d) of the UCC as in effect in the State of New York. The state and county where the chief executive office of the Company is "located" for the purposes of Section 9-103(3)(d) of the UCC has not changed in the past four months.

                    (i) SOLVENCY. Both prior to and after giving effect to the transactions occurring on each Issuance Date, (i) the fair value of the assets of the Company at a fair valuation will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Company; (ii) the present fair salable value of the property of the Company will be greater than the amount that will be required to pay the probable liabilities of the Company on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (iii) the Company will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Company will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. For all purposes of clauses (i) through (iv) above, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable in respect of its Indebtedness.

                    (j) INVESTMENT COMPANY. Each of the Company and the Trust is either not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such act.

                    (k) OWNERSHIP, SUBSIDIARIES. All of the issued and outstanding shares of the Company are owned, legally and beneficially, by USFS or a nominee for USFS. The Company will remain at all times a two-member limited liability company and USFS will not transfer its ownership interest in the Company at any time (except to a nominee who is an independent director of the Company). The Company has no Subsidiaries.

                    (l) NAMES. The legal name of the Company is as set forth in this Agreement. The Company has not had, nor does it have, any trade names, fictitious names, assumed names or "doing business as" names.

                    (m) LIABILITIES. Other than, (i) the liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise) arising under or in respect of the Transaction Documents and (ii) immaterial amounts due and payable in the ordinary course of business of a special-purpose company, the Company does not have any liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise), whether due or to become due.

                    (n) USE OF PROCEEDS; FEDERAL RESERVE BOARD REGULATION. No proceeds of the issuance of any Investor Certificates will be used by the Company to purchase or carry any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time). The Company is in compliance with all applicable regulations of the Board of Governors of the Federal Reserve System (including, without limitation, Regulation U and with respect to "margin stock").

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                    (o) COLLECTION PROCEDURES. The Company, USFS and each Seller have in place procedures pursuant to the Transaction Documents which are either necessary or advisable to ensure the timely collection of Receivables.

                    (p) LOCKBOX ACCOUNTS. Except to the extent otherwise permitted under the terms of this Agreement (i) each Lockbox Agreement to which the Company is party is in full force and effect and (ii) each Lockbox Account set forth in Schedule III to the Amended and Restated Receivables Sales Agreement is free and clear of any Lien (other than any right of set-off expressly provided for in the applicable Lockbox Agreement).

                    (q) NO CONFLICT. The execution and delivery of this Agreement and the USFS Receivables Sale Agreement, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Company is a party or by which it or any of its property is bound.

                    (r) ALL CONSENTS REQUIRED. All appraisals, authorizations, consents, orders or other similar actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement, the USFS Receivables Sale Agreement and the Certificates, the performance of the transactions contemplated hereby and thereby, and the fulfillment of or terms hereof and thereof, have been obtained.

                    (s) BULK SALES. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" law by the Company.

               The representations and warranties set forth in this Section 2.3 shall survive after the date made and the transfer and assignment of the Trust Assets to the Trust. Upon discovery by a Responsible Officer of the Company or the Servicer or by a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties with respect to any Outstanding Series as of the Issuance Date of such Series, the party discovering such breach shall give prompt written notice to the other parties and to each Agent with respect to all Outstanding Series. The Trustee's obligations in respect of any breach are limited as provided in subsection 8.2(g).

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               Section 2.4 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
RELATING TO THE RECEIVABLES. The Company hereby represents and warrants to the Trustee and the Trust, for the benefit of the holders of Certificates of each Outstanding Series, (x) as of the Closing Date, and (y) with respect to each Receivable transferred to the Trust after the Closing Date, as of the related Receivables Purchase Date, unless, in either case, otherwise stated in the applicable Supplement or unless such representation or warranty expressly relates only to a prior date, that:

                    (a) Schedule 1 to this Agreement sets forth in all material respects an accurate and complete listing as of the Closing Date of all Receivables to be transferred to the Trust as of the Closing Date and the information contained therein with respect to the identity and Principal Amount of each such Receivable is true and correct in all material respects as of the Closing Date. As of the Closing Date, the aggregate amount of Receivables owned by the Company is accurately set forth in Schedule 1 hereto.

                    (b) Each Receivable existing on the Initial Closing Date or, in the case of Receivables transferred to the Trust after the Initial Closing Date, on the date that each such Receivable shall have been transferred to the Trust, has been conveyed to the Trust free and clear of any Lien, except for Permitted Liens specified in clauses (i) and (iv) of the definition thereof.

                    (c) On the Initial Closing Date, each Receivable transferred to the Trust that was included in the calculation of the initial Aggregate Receivables Amount was an Eligible Receivable and, in the case of Receivables transferred to the Trust after the Initial Closing Date, on the date such Receivable shall have been transferred to the Trust, each such Receivable that is included in the calculation of the Aggregate Receivables Amount on such date is an Eligible Receivable. Each Receivable classified as an "Eligible Receivable" by the Company in any document or report delivered hereunder satisfies the requirements of eligibility contained in the definition of Eligible Receivable.

                    (d) The Company has made an election to be treated as a disregarded entity for United States federal income tax purposes.

                    (e) The representations and warranties of USFS in the USFS Receivables Sale Agreement are true and correct in all material respects.

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               The representations and warranties set forth in this Section 2.4 shall survive after the date made and the transfer and assignment of the Trust Assets to the Trust. Upon discovery by a Responsible Officer of the Company or the Servicer or a Responsible Officer of the Trustee of a breach of any of the representations and warranties with respect to each Outstanding Series as of the Issuance Date of such Series, the party discovering such breach shall give prompt written notice to the other parties and to each Agent with respect to all Outstanding Series. The Trustee*s obligations in respect of any breach are limited as provided in Section 8.2(g).

               Section 2.5 TRANSFER OF INELIGIBLE RECEIVABLES. (a) TRANSFER OBLIGATION. If (i) any representation or warranty under subsections 2.4(a), (b) or (c) is not true and correct in any material respect as of the date specified therein with respect to any Receivable transferred to the Trust, (ii) there is a breach of any covenant under subsection 2.8(c) with respect to any Receivable and such breach has a material adverse effect on the Certificateholders' Interest in such Receivable or (iii) the Trust*s interest in any Receivable is not a first priority perfected ownership or security interest at any time as a result of any action taken by, or any failure to take action by, the Company (any Receivable as to which the conditions specified in any of clauses (i), (ii) or (iii) of this subsection 2.5(a) exists is referred to herein as an "INELIGIBLE RECEIVABLE") then, upon the earlier (the date on which such earlier event occurs, the "TRANSFER OBLIGATION DATE") of the discovery by the Company of any such event which continues unremedied or receipt by the Company of written notice given by the Trustee or the Servicer of any such event which continues unremedied, the Company shall become obligated to deposit or cause to be deposited into the Collection Account the Transfer Deposit Amount with respect to such Ineligible Receivable in order to transfer such Ineligible Receivables on the terms and conditions set forth in subsection 2.5(b).

                    (b) TRANSFER OF RECEIVABLES. Subject to the last sentence of this subsection 2.5(b), the Company shall, with respect to each Ineligible Receivable required to be transferred pursuant to subsection 2.5(a), deposit or cause to be deposited in the Collection Account in immediately available funds on the Business Day following the related Transfer Obligation Date an amount equal to the lesser of (x) the amount by which the Aggregate Target Receivables Amount exceeds the Aggregate Receivables Amount (after giving effect to the reduction thereof by the Principal Amount of such Ineligible Receivable) and (y) the aggregate outstanding Principal Amount of each such Ineligible Receivable (the "TRANSFER DEPOSIT AMOUNT"). Upon transfer or deposit of the Transfer Deposit Amount, the Trust shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the Company, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all monies due or to become due with respect thereto and all proceeds thereof; and such transferred Ineligible Receivable shall be treated by the Trust as collected in full as of the date on which it was transferred. The Trustee shall execute such documents and instruments of transfer or assignment prepared by and at the expense of the Company and take such other actions as shall reasonably be requested by the Company to effect the conveyance of such Receivables pursuant to this subsection free and clear of the lien of this Agreement and all other liens created by the Trustee. Except as otherwise specified in any Supplement, the obligation of the Company to deposit or cause to be deposited the Transfer Deposit Amount with respect to any Ineligible Receivable shall constitute the sole remedy respecting the event giving rise to such obligation available to Investor Certificateholders (or the Trustee on behalf of Investor Certificateholders).

               Section 2.6 PURCHASE OF INVESTOR CERTIFICATEHOLDERS* INTEREST IN TRUST PORTFOLIO. (a) Upon the actual knowledge of a breach of any of the representations and warranties set forth in paragraphs (a), (b), (c), (d),
(e)(i) or (q) of Section 2.3, which breach has a material adverse effect on the interests of the holders of an Outstanding Series (without giving effect to any Enhancement) under or with respect to the Transaction Documents, then the Trustee, at the written direction of holders evidencing more than 50% of the Invested Amount of such Outstanding Series, subject to Section 8.2 hereof, shall notify the Company to purchase such Outstanding Series and the Company shall be obligated to make such purchase on the next Distribution Date occurring at least five Business Days after receipt of such notice on the terms and conditions set forth in subsection 2.6(b) below; PROVIDED, HOWEVER, that no such purchase shall be required to be made if, by such Distribution Date, the representations and warranties contained in paragraphs (a), (b), (c), (d), (e)(i) or (q) of Section
2.3 shall be satisfied in all material respects and any material adverse effect on the holders of such Outstanding Series caused thereby shall have been cured.

                    (b) As required under subsection 2.6(a) above, the Company shall deposit into the Collection Account for credit to the applicable subaccount of the Collection Account on the Business Day preceding such Distribution Date an amount equal to the purchase price (as described in the next succeeding sentence) for the Certificateholders* Interest for such Outstanding Series on such day. The purchase price for any such purchase will be equal to (i) the Adjusted Invested Amount of such Outstanding Series on the date on which the purchase is made plus

(ii) an amount equal to all interest accrued but unpaid on such Series up to the Distribution Date on which the distribution of such deposit is scheduled to be made pursuant to Section 9.2 plus (iii) any other amount required to be paid in connection therewith pursuant to any Supplement. Notwithstanding anything to the contrary in this Agreement, the entire amount of the purchase price deposited in the Collection Account shall be distributed to the related Investor Certificateholders on such Distribution Date pursuant to Section 9.2. If the Trustee gives notice directing the Company to purchase the Certificates of an Outstanding Series as provided above, except as otherwise specified in any Supplement, the obligation of the Company to purchase such Certificates pursuant to this Section 2.6 shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section 2.6 available to the applicable Investor Certificateholders (or the Trustee on behalf of such Investor Certificateholders).

               Section 2.7 AFFIRMATIVE COVENANTS OF THE COMPANY. The Company hereby covenants that, until the Trust Termination Date occurs, the Company shall:

                    (a) FINANCIAL STATEMENTS. Furnish to the Trustee, each Agent and the Rating Agencies, as soon as available, but in any event within 125 days after the end of each fiscal year of the Company, a copy of the audited balance sheet and statement of operations of the Company as at the end of such year, all in reasonable detail and certified by an appropriate Responsible Officer as correct and fairly presenting the financial position and results of operations of the Company.

                    (b) PAYMENT OF OBLIGATIONS: COMPLIANCE WITH OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature (including, without limitation, all taxes, assessments, levies and other governmental charges imposed on it), except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company. The Company shall defend the right, title and interest of the Holders in, to and under the Receivables and the other Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Company, any Seller or the Servicer. The Company will duly fulfill all material obligations on its part to be fulfilled under or in connection with each Receivable and will do nothing to impair the rights of the Holders in such Receivable. The Company shall pay any property, excise, transfer or similar taxes arising with respect to the

Receivables or on account of the transactions contemplated by the Transaction Documents.

                    (c) INSPECTION OF PROPERTY: BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of records and accounts in which full, true and correct entries in conformity in all material respects with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Trustee upon reasonable advance notice (i) to visit and inspect any of its properties and examine and make abstracts from any of its books and records during normal business hours on any Business Day and as often as may reasonably be desired subject to the Company*s normal security and confidentiality requirements and (ii) to discuss the business, operations, properties and financial and other condition of the Company with officers and employees of the Company and with its Independent Public Accountants; PROVIDED, that the Trustee shall notify the Company prior to any contact with such Independent Public Accountants and shall give the Company the opportunity to participate in such discussions.

                    (d) COMPLIANCE WITH LAW AND POLICIES. (i) Comply in all material respects with all Requirements of Law applicable to the Company; and

                         (ii) Cause each Seller to perform its obligations in accordance with, and comply in all material respects with, the applicable Policies in regard to the Receivables and the Related Property.

                    (e) PURCHASE OF RECEIVABLES. Purchase Receivables solely pursuant to (i) the USFS Receivables Sale Agreement or (ii) this Agreement.

                    (f) DELIVERY OF COLLECTIONS. In the event that the Company receives Collections directly from Obligors, deposit such Collections into the applicable Lockbox Account within one Business Day after receipt thereof by the Company.

                    (g) NOTICES. Promptly (and, in any event, within five Business Days after a Responsible Officer of the Company becomes aware of such event) give written notice to the Trustee, each Rating Agency and each Agent for any Outstanding Series of:

                         (i) the occurrence of any Early Amortization Event or Potential Early Amortization Event; and

                         (ii) any Lien not permitted by subsection 2.8(c) on any Receivable or any other Trust Assets.

                    (h) LOCKBOXES. (i) Maintain, and keep in full force and effect, each Lockbox Agreement to which the Company is a party, except to the extent otherwise permitted under the terms of this Agreement and the other Transaction Documents; and

                         (ii) ensure that each related Lockbox Account shall be free and clear of, and defend each such Lockbox Account against, any writ, order, stay, judgment, warrant of attachment or execution or similar process.

                    (i) SEPARATE CORPORATE EXISTENCE.

                         (i) Maintain its own deposit, securities or other account or accounts, separate from those of any Affiliate, with commercial banking institutions or broker-dealers and ensure that the funds of the Company will not be diverted to any other Person or for other than corporate uses of the Company, nor will such funds be commingled with the funds (other than funds consisting of (i) Excluded Receivables Payments or (ii) Collections remitted to a Collector pursuant to subsection 2.3(a) of the Servicing Agreement; PROVIDED that, in each case, such funds shall not be commingled for more than two (2) Business Days) of any Seller, USFS, or any other Subsidiary or Affiliate of any Seller or USFS;

                         (ii) To the extent that it shares the same officers or other employees as any of its members or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, to the extent practicable, on the basis of such entities* actual share of such costs and to the extent such allocation is not practicable, on a basis reasonably related to such entities* fair share of the salary and benefit costs associated with all such common officers and employees;

                         (iii) To the extent that it jointly contracts with any of its members or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, to the extent practicable, on the basis of such entities* actual share of such costs and to the extent such allocation is not practicable, on a basis reasonably related to such entities* fair share of such costs. To the extent that the Company contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods or services are provided, to the extent practicable, on the basis of such entities* actual share of such costs and to the extent such allocation is not practicable, on a basis reasonably related to such entities* fair share of such costs. All material transactions between the Company and any of its Affiliates, whether currently existing or hereafter entered into, shall be only on an arm's-length basis, it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause (iii);

                         (iv) Maintain a principal executive office at a separate address from the address of United Stationers Supply Co., USFS, and their Affiliates; PROVIDED that reasonably segregated offices in the same building shall constitute separate addresses for purposes of this clause (iv). To the extent that the Company and any of its members or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses;

                         (v) Issue separate financial statements prepared not less frequently than annually and prepared in accordance with GAAP;

                         (vi) Conduct its affairs in its own name and strictly in accordance with its articles of association and observe all necessary, appropriate and customary limited liability company formalities, including, but not limited to, holding all regular and special members* and directors* meetings appropriate to authorize all limited liability company action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

                         (vii) Not assume or guarantee any of the liabilities of any Seller, USFS, the Support Provider, the Servicer or any Affiliate of any thereof, it being understood that a shareholder's capital contribution is not such a guarantee or assumption; and

                         (viii) Take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order to (x) ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct in all material respects with respect to the Company and (y) comply with those procedures described in such provisions which are applicable to the Company.

                    (j) PRESERVATION OF CORPORATE EXISTENCE. (i) Preserve and maintain its existence as a limited liability company, and its rights, franchises and privileges in the jurisdiction of its formation and (ii) qualify and remain qualified in good standing as a foreign limited liability company in each jurisdiction where the ownership of its properties and the conduct of its business require such qualification.

                    (k) NET WORTH. Maintain at all times a consolidated net worth inclusive of its interest in the Receivables and the Related Property, as determined in accordance with GAAP, at least equal to $45 million.

                    (l) OPTIONAL TERMINATION. If the Company shall deliver an Optional Termination Notice to the Trustee with respect to any Outstanding Series, the Company shall deliver an Optional Termination Notice to the Trustee with respect to all Outstanding Series.

                    (m) MAINTENANCE OF PROPERTY. Keep all material tangible property useful and necessary in its business in good working order and condition (normal wear and tear excepted), except to the extent that the failure to do any of the foregoing with respect to any such property would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect with respect to the Company.

                    (n) FURTHER ASSURANCES. File, or cause to be filed, as necessary from time to time, at the applicable Seller's expense and in accordance with the provisions of the UCC of the applicable jurisdiction, duly completed and executed continuation statements with respect to all financing statements filed in connection with the transactions contemplated by the USFS Receivables Sale Agreement.

                    (o) PERFECTION OPINION. Deliver, within five Business Days after the Closing Date, an opinion of counsel, in form and substance reasonably acceptable to the Trustee, the Funding Agent and the Administrator, regarding the perfection and priority of the security interest granted to the Trust by this Agreement under the law of the State of Illinois.

               Section 2.8 NEGATIVE COVENANTS OF THE COMPANY. The Company hereby covenants that, until the Trust Termination Date occurs, it shall not directly or indirectly:

                    (a) ACCOUNTING OF TRANSFERS. Prepare any financial statements which shall account for the transactions contemplated hereby in any manner other than as a transfer of Receivables and the other Trust Assets by the Company to the Trust or in any other respect account for or treat the transactions under this Agreement (including for financial accounting purposes, except as required by law) in any manner other than as transfers of Receivables and the other Trust Assets by the Company to the Trust; PROVIDED, HOWEVER, that this subsection shall not apply for any tax or tax accounting purposes.

                    (b) LIMITATION ON INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except: (i) Indebtedness evidenced by the Subordinated Note or the Contributed Note; (ii) Indebtedness representing fees, expenses and indemnities payable pursuant to and in accordance with the Transaction Documents; and (iii) Indebtedness for services supplied or furnished to the Company in an amount not to exceed $10,000 at any one time outstanding; PROVIDED that any Indebtedness permitted hereunder and described in clauses (i) and (iii) shall be payable by the Company solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts by the Company pursuant to any Pooling and Servicing Agreements and shall be non-recourse other than with respect to proceeds in excess of the proceeds needed to be so applied.

                    (c) LIMITATION ON LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for Permitted Liens, it being understood that no Permitted Lien under clause (ii) of the definition thereof shall cover any of the Trust Assets

(except to the limited extent permitted by clause (iv) of the definition of Permitted Liens).

                    (d) LIMITATION ON GUARANTEE OBLIGATIONS. Become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business and reimbursement and indemnification obligations in favor of the Trustee or the Investor Certificateholders as provided for under this Agreement and the other Transaction Documents), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise, except in connection with indemnification obligations of the Company to the limited extent provided in the Company*s memorandum and articles of association; PROVIDED that any such indemnification shall be paid solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts pursuant to any Pooling and Servicing Agreements, shall be non-recourse other than with respect to proceeds in excess of the proceeds necessary to make such payment, and shall not constitute a claim against the Company to the extent that insufficient proceeds exist to make such payment.

                    (e) LIMITATION ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets other than the assignments and transfers contemplated hereby.

                    (f) LIMITATION ON DIVIDENDS AND OTHER PAYMENTS. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of the Company, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company (any of the foregoing, a "restricted payment"), unless (i) at the date such restricted payment is made, the Company shall have made all payments in respect of its repurchase obligations pursuant to this Agreement outstanding at such date and (ii) such restricted payment is made no more frequently than on a monthly basis and is effected in accordance with all organizational and legal formalities applicable to the Company; PROVIDED, HOWEVER, that (A) no restricted payment shall be made on any date if (x) a Potential Early Amortization Event of a type referred to in clause (a)(ii) or (a)(iii) of
Section 7.1 or (y) an Early Amortization Event has occurred and is continuing (or would occur as a result of such payment) on such date and (B) all restricted payments made on any date shall be payable by the Company solely from funds available to the Company which are not otherwise needed on such date to be applied to the payment of any amounts by the Company pursuant to any Pooling and Servicing Agreement.

                    (g) BUSINESS OF THE COMPANY. Engage at any time in any business or business activity other than the acquisition of Receivables and Related Property pursuant to the USFS Receivables Sale Agreement, the assignments and transfers hereunder and the other transactions contemplated by the Transaction Documents, and any activity incidental to the foregoing and necessary or convenient to accomplish the foregoing, or enter into or be a party to any agreement or instrument other than in connection with the foregoing, except those agreements or instruments permitted under subsection 2.8(i) or set forth on Schedule 5.

                    (h) LIMITATION ON INVESTMENTS, LOANS AND ADVANCES. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes. debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except for (i) any Exchangeable Company Interest, any Series Subordinated Interest, the Receivables, the Certificates and the other Trust Assets, (ii) the Subordinated Note and the Contributed Note and (iii) any other advance or loan made to USFS, PROVIDED, HOWEVER, that in the case of the preceding clause (iii),
(A) no (x) Potential Early Amortization Event of a type referred to in clause
(a)(ii) or (a)(iii) of Section 7.1 or (y) Early Amortization Event has occurred and is continuing at the time any such investment is made (or would occur as a result of such investment), (B) no amounts are outstanding under the Subordinated Note and the Contributed Note, (C) the loan made is a demand loan at a market rate of interest and (D) any such investment shall be made by the Company solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts by the Company pursuant to any Pooling and Servicing Agreement.

                    (i) AGREEMENTS. (i) Become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except the Transaction Documents, leases of office space, equipment or other facilities for use by the Company in its ordinary course of business, employment agreements, service agreements, agreements relating to shared employees and the other Transaction Documents and agreements reasonably necessary or desirable to perform its obligations under the Transaction Documents, (ii) issue any power of attorney (except to the Trustee or the Servicer or except for the purpose of permitting any Person to perform any ministerial functions on behalf of the Company that are not prohibited by or inconsistent with the terms of the Transaction Documents), or (iii) amend, supplement, modify or waive any of the provisions of the USFS Receivables Sale Agreement or any Lockbox Agreement or request, consent or agree to or suffer to exist or permit any such amendment, supplement, modification or waiver or exercise any consent rights granted to it thereunder unless such amendment, supplement, modification or waiver or such exercise of consent rights would not be reasonably likely to have a Material Adverse Effect and, in the case of the USFS Receivables Sale Agreement, the Rating Agency Condition shall have been satisfied with respect to any such amendments, supplements, modifications or waivers.

                    (j) POLICIES. Make any change or modification (or permit any change or modification to be made) in any material respect to the Policies, except (i) if such changes or modifications are necessary under any Requirement of Law, (ii) if such changes or modifications would not reasonably be likely to have a Material Adverse Effect with respect to the Company or (iii) if the Rating Agency Condition is satisfied with respect thereto; PROVIDED, HOWEVER, that if any change or modification, other than a change or modification permitted pursuant to clause (i) or (ii) above, would be reasonably likely to have a Material Adverse Effect on the interests of the Investor Certificateholders of a Series which is not rated by a Rating Agency, the consent of the applicable Agent (or as specified in the related Supplement) shall be required to effect such change or modification.

                    (k) RECEIVABLES NOT TO BE EVIDENCED BY INSTRUMENTS. Subject to the delivery requirement set forth in subsection 2.1(c), take any action to cause any Receivable to be evidenced by any "instrument" other than, provided that the procedures set forth in Schedule 3 are fully implemented with respect thereto, an instrument which alone or together with a security agreement constitutes "chattel paper" (each as defined in the UCC as in effect in any state in which the Company*s or the applicable Seller*s chief executive office or books and records relating to such USFS's Receivable are located), except in connection with its enforcement or collection of a Defaulted Receivable.

                    (l) OFFICES. Move outside or within the state where such office is now located the location of its chief executive office or of any of the offices

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where it keeps its records with respect to the Receivables without (i) in the case of moves outside such state, giving 30 days* prior written notice to the Trustee and each Rating Agency, (ii) in the case of moves within such state, giving the Trustee prompt notice of a change within the state where such office is now located of the location of its chief executive office or any office where it keeps its records with respect to the Receivables and (iii) taking all actions reasonably requested by the Trustee (including but not limited to all filings and other acts necessary or advisable under the UCC or similar statute of each relevant jurisdiction) in order to continue the Trust*s first priority perfected ownership or security interest in all Receivables now owned or hereafter created; PROVIDED, HOWEVER, that the Company shall not change the location of its chief executive office to outside of the United States, or to a state which is within the Tenth Circuit unless (a) it delivers an Opinion of Counsel reasonably acceptable to the Rating Agencies to the effect that OCTAGON GAS SYSTEMS, INC. V. RIMMER, 995 F.2d 948 (10th Cir. 1993) ("Octagon") is no longer controlling precedent in the Tenth Circuit or (b) state law has amended the UCC to overrule Octagon.

                    (m) CHANGE IN NAME. Change its name, identity or corporate structure in any manner which would or might make any financing statement or continuation statement (or other similar instrument) filed in accordance with subsection 10.2(a) seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in any applicable jurisdiction in which UCC filings have been made in respect of the Trust Assets without 30 days* prior written notice to the Trustee and each Rating Agency.

                    (n) CHARTER. Amend or make any change or modification to its memorandum and articles of association without first satisfying the Rating Agency Condition (other than an amendment, change or modification made pursuant to changes in law of the state of its formation or amendments to change the Company*s name (subject to compliance with clause (m) above), resident agent or address of resident agent).

                    (o) RESERVED.

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                                   ARTICLE III

                              RIGHTS OF HOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

                    THE FOLLOWING PORTION OF THIS ARTICLE III
                           IS APPLICABLE TO ALL SERIES
                         EXCEPT TO THE EXTENT EXPRESSLY
                            PROVIDED OTHERWISE IN THE
                             SUPPLEMENT RELATING TO
                                  SERIES 1998-1

               Section 3.1 ESTABLISHMENT OF COLLECTION ACCOUNT AND COLLECTION CONCENTRATION ACCOUNT; CERTAIN ALLOCATIONS. (a) (i) The Trustee, for the benefit of the Holders as their interests appear in this Agreement, shall cause to be established and maintained in the name of the Trust with an Eligible Institution or with the corporate trust department of the Trustee or an affiliate of the Trustee, a segregated trust account (the "COLLECTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders. Schedule 2, which is hereby incorporated into and made a part of this Agreement, identifies the Collection Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. The Collection Account shall be divided into individual subaccounts for each Outstanding Series (each, respectively, a "SERIES COLLECTION SUBACCOUNT" and, collectively, the "SERIES COLLECTION Subaccounts") and for the Company (the "COMPANY COLLECTION SUBACCOUNT"). For administrative purposes only, the Trustee shall establish or cause to be established for each Series, so long as such Series is an Outstanding Series, sub-subaccounts of the Series Collection Subaccounts with respect to such Series (respectively, the "SERIES PRINCIPAL COLLECTION SUB-SUBACCOUNT" and "SERIES NON-PRINCIPAL COLLECTION SUB-SUBACCOUNT" and, collectively, the "SERIES COLLECTION Sub-subaccounts").

                    (ii) The Trustee also shall establish an intervening deposit account with an Eligible Institution or with the corporate trust department of the Trustee or an affiliate of the Trustee (the "COLLECTION CONCENTRATION ACCOUNT") in the name of the Company, which account, so long as no Potential Early Amortization Event or Early Amortization Event has occurred, shall be used for the receipt of Collections transferred from the Lockbox Accounts (to the extent so provided in the Servicing Agreement) prior to the deposit of such Collections into the Collection Account. The Trustee shall have the right, upon the occurrence of and during the continuance of an Early Amortization Event or Potential Early Amortization Event with respect to any Outstanding Series, to give irrevocable standing instructions governing the transfer of available funds on deposit in the Collection Concentration Account.

                    (b) AUTHORITY OF THE TRUSTEE IN RESPECT OF THE COLLECTION ACCOUNT AND THE COLLECTION CONCENTRATION ACCOUNT AND HOLDERS* INTERESTS THEREIN.
(i) The Trustee, on behalf of the Holders, shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders and, to the extent set forth in any Supplement, any owner of any Series Subordinated Interest. If, at any time, the Servicer has actual notice or knowledge that any institution holding the Collection Account is other than the corporate trust department of the Trustee or an affiliate of the Trustee, or that the institution holding the Collection Account or the Collection Concentration Account has ceased to be an Eligible Institution, the Servicer shall direct the Trustee in writing to establish within 30 days a substitute account therefor with an Eligible Institution, transfer any cash and/or any instruments to such new account and from the date any such substitute accounts are established, such account shall be the Collection Account (or the Collection Concentration Account, as the case may be). Neither the Company nor the Servicer, nor any person or entity claiming by, through or under the Company or Servicer, shall have any right title or interest in, except to the extent expressly provided under the Transaction Documents, or any right to withdraw any amount from, the Collection Account. Pursuant to the authority granted to the Servicer in subsection 2.2(a) of the Servicing Agreement, the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee in writing to make withdrawals from and payments to the Collection Account and/or the Collection Concentration Account for the purposes of carrying out the Servicer*s or the Trustee*s duties hereunder.

                         (ii) Each Series of Investor Certificates shall represent a Fractional Undivided Interest in the Trust as indicated in the Supplement (including any Enhancement applicable to such Series as specified in the related Supplement) relating to such Series and the right to receive Collections and other amounts at the times and in the amounts specified in this Article III (as supplemented by the

     Supplement related to such Series) to be deposited in the Collection Account and any other accounts maintained for the benefit of the Investor Certificateholders or paid to the Investor Certificateholders (with respect to all outstanding Series, the "CERTIFICATEHOLDERS' INTEREST"). The "EXCHANGEABLE COMPANY INTEREST" shall be the interest in the Trust not represented by any Series of Investor Certificates then outstanding or Series Subordinated Interests then in existence, including the right to receive Collections and other amounts at the times and in the amounts specified in this Article III to be paid to the Company (the "COMPANY INTEREST"), and each Series Subordinated Interest, if any, shall be the interest specified as such pursuant to the related Supplement; PROVIDED, HOWEVER, that no such Exchangeable Company Interest or Series Subordinated Interest shall include any interest in any Trust Account or any other accounts maintained for the benefit of the Investor Certificateholders, except as specifically provided in this Article III.

                    (c) ADMINISTRATION OF THE COLLECTION ACCOUNT. (i) At the written direction of the Servicer, funds on deposit in the Collection Account available for investment shall be invested by the Trustee in Eligible Investments selected by the Company. In the absence of written direction from the Servicer, funds in the Collection Account shall remain uninvested. All such Eligible Investments shall be delivered to the Trustee in accordance with the definition of "Delivery" and shall be held by the Trustee or its nominee (including the Securities Intermediary) for the benefit of the Investor Certificateholders or such Eligible Investments shall be promptly credited to a securities account maintained by the Trustee with a securities intermediary. Amounts on deposit in each Series Non-Principal Collection Sub-subaccount shall, if applicable, be invested in Eligible Investments that will mature, or that are payable or redeemable upon demand of the holder thereof, so that such funds will be available on or before the Business Day immediately preceding the next Distribution Date. None of such Eligible Investments shall be disposed of prior to the maturity date with respect thereto unless such disposition is reasonably necessary to prevent a loss. All interest and investment earnings (net of losses and investment expenses) (the "INVESTMENT Earnings") on funds deposited in a Series Non-Principal Collection Sub-subaccount shall be deposited in such sub-subaccount. Amounts on deposit in the Series Principal Collection Sub-subaccounts and any other sub-subaccounts as specified in the related Supplement shall be invested in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, so that such funds will be available not later than the date which is specified in any Supplement. The Trustee, or its nominee or custodian, shall maintain possession of the instruments or securities, if any, evidencing any Eligible Investments from the time of purchase thereof until the time of sale or maturity. Any Investment Earnings on such invested funds in a Series Principal Collection Sub-subaccount and any other subsubaccounts as specified in the related Supplement will be deposited in the related Series Non-Principal Collection Sub-subaccount. Any Investment Earnings shall be included by the Company in its gross income for all income tax purposes.

                         (ii) Any securities intermediary (as that term is defined in Article 8 of the UCC) maintaining a securities account for the Trustee for the benefit of the Purchasers (the "SECURITIES INTERMEDIARY"), and The Chase Manhattan Bank as initial Securities Intermediary, hereby represents that it is as of the date hereof and shall be for so long as it is the Securities Intermediary hereunder a bank or broker-dealer that (a) in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder and (b) maintains a Participant*s Securities Account (as defined in the United States Regulations) with a Federal Reserve Bank. The Securities Intermediary shall agree (and The Chase Manhattan Bank as initial Securities Intermediary hereby agrees) with the parties hereto that (x) the Collection Account (including any sub-accounts thereof) is a securities account to which financial assets may be credited, (y) the Trustee shall be entitled to exercise rights that comprise such financial assets and to exercise the ordinary rights of an entitlement holder, (z) the "securities intermediary*s jurisdiction" as defined in the UCC of the Securities Intermediary with respect to the Eligible Investments credited to the Collection Account (including any sub-accounts thereof) shall be the State of New York. The Securities Intermediary shall represent and covenant (and The Chase Manhattan Bank hereby represents and covenants) that it is not and will not be (as long as it is the Securities Intermediary hereunder) a party to any agreement that is inconsistent with the provisions of this Agreement. The Securities Intermediary shall covenant (and The Chase Manhattan Bank hereby covenants) that it will not take any action inconsistent with the provisions of this Agreement applicable to it. It is the intent of the Trustee, the Servicer and the Company that the Collection Account (including any sub-accounts thereof) shall be a securities account of the Trustee and not an account of the Company or the Servicer. If despite such intent, the Collection Account (including any sub-accounts thereof) is determined to be an account of the Company or the Servicer, then the Securities Intermediary agrees to comply with entitlement orders originated by the Trustee without further consent by the Company or the Servicer.

                    (d) DAILY COLLECTIONS. (i) Promptly following its receipt of Collections in the form of available funds in the Lockbox Accounts, but in no event later than the Business Day following such receipt, the Servicer shall transfer, or cause to be transferred, all Collections on deposit (less the aggregate amount of set-offs permitted to be retained pursuant to any applicable Lockbox Agreement) in the form of immediately available funds in the Lockbox Accounts directly to the Collection Concentration Account, provided that in the event of and continuance of an Potential Early Amortization Period or Early Amortization Period, such funds shall be deposited directly into the Collection Account, without first being deposited into the Collection Concentration Account, and the Trustee shall instruct any Lockbox Processor to transfer all Collections in any Lockbox Account directly to the Collection Account.

                         (ii) Promptly, but in no event later than the date of deposit (unless received after 3:00 p.m., New York City time, on such date, then on the next Business Day) (the "DEPOSIT DATE"), the Trustee shall transfer amounts on deposit in the Collection Concentration Account into the Collection Account.

                         (iii) No later than the Business Day following each Deposit Date, the Trustee shall (in accordance with the written directions received from the Servicer pursuant to subsection (h) below, upon which the Trustee may conclusively rely) transfer from Aggregate Daily Collections deposited into the Collection Account pursuant to subsection (d)(i) or
     (d)(ii) above on such Deposit Date, to the respective Series Collection Subaccount, an amount equal to the product of (x) the applicable Invested Percentage for such Outstanding Series and (y) such Aggregate Daily Collections.

                         (iv) No later than the Business Day following each Deposit Date, the Trustee shall (in accordance with the written directions received from the Servicer pursuant to subsection (h) below, upon which the Trustee may conclusively rely) allocate funds transferred to the Series Collection Subaccount for each Outstanding Series pursuant to subsection (d)(iii) above to the Series Non-Principal Collection Sub-subaccount, the Series Principal Collection Sub-subaccount and such other Sub-subaccounts of each such Series in accordance with the related Supplement for such Series.

                         (v) No later than the Business Day following each Deposit Date, except as otherwise provided in a Supplement, the Trustee shall (in accordance with the written directions received from the Servicer pursuant to subsection (h) below, upon which the Trustee may conclusively rely) transfer to the Company Collection Subaccount from Aggregate Daily Collections deposited into the Collection Account pursuant to subsection
     (d)(ii) above on such Deposit Date, the remaining funds (less an amount equal to the costs and expenses, if any, incurred by the Trustee with respect to the sale of the Receivables pursuant to subsection 7.2(a) or 9.1(b) and reimbursable to the Trustee as provided in Section 8.5), if any, on deposit in the Collection Account on such date after giving effect to transfers to be made pursuant to subsection (d)(iii) above.

                    (e) CERTAIN ALLOCATIONS DURING AN AMORTIZATION PERIOD. (i) If, on any Settlement Report Date, an Amortization Period has commenced and is continuing with respect to any Outstanding Series and at such Settlement Report Date, a Revolving Period is still in effect with respect to any other Outstanding Series (a "SPECIAL ALLOCATION SETTLEMENT REPORT DATE"), then the Servicer shall make the following calculations:

               (A) the amount (the "ALLOCABLE CHARGED-OFF AMOUNT") equal to the excess, if any, of (I) the aggregate Principal Amount of Charged-Off Receivables for the related Settlement Period over
               (II) the aggregate Principal Amount of Recoveries received during the related Settlement Period;

               (B) the amount (the "ALLOCABLE RECOVERIES AMOUNT") equal to the excess, if any, of (I) the aggregate Principal Amount of Recoveries received during the related Settlement Period over
               (II) the aggregate Principal Amount of Charged-Off Receivables for the related Settlement Period; and

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



                         (ii) If, on any Special Allocation Settlement Report Date, any of the Allocable Charged-Off Amount or the Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions received pursuant to subsection (b)(i) above, upon which the Trustee may conclusively rely) make
     (A) a PRO RATA allocation to each Outstanding Series (based on the Invested Percentage for such Series) of a portion (as determined in clause (iii) below) of each such positive amount and (B) an allocation to the Exchangeable Company Interest of the remaining portion of each such positive amount.

                         (iii) With respect to each portion of the Allocable Charged-Off Amount and the Allocable Recoveries Amount which is allocated to an Outstanding Series pursuant to subsection 3.1 (e)(ii), the Trustee shall apply each such amount to such Series in accordance with the related Supplement for such Series.

                    (f) ALLOCATIONS FOR THE EXCHANGEABLE COMPANY INTEREST. (i) Until the commencement and continuance of an Early Amortization Period, on each Business Day and, after the occurrence and continuance of an Early Amortization Period and until the Trust Termination Date, on each Distribution Date, after making all allocations required pursuant to subsection 3.1(d), the Trustee shall (in accordance with the written direction of the Servicer, upon which the Trustee may conclusively rely) transfer to the owner of the Exchangeable Company Interest the remaining amount on deposit in the Company Collection Subaccount.

                    (g) SET-OFF. (i) In addition to the provisions of Section 8.5, if the Company shall fail to make a payment as provided in this Agreement or any Supplement, the Servicer or the Trustee may set off and apply any amounts otherwise payable to the Company under any Pooling and Servicing Agreement. The Company hereby waives demand, notice or declaration of such set-off and application; PROVIDED that notice will promptly be given to the Company of such set-off; PROVIDED FURTHER that failure to give such notice shall not affect the validity of such set-off.

                         (ii) In addition to the provisions of Section 8.5, in the event the Servicer shall fail to make a payment as provided in any Pooling and Servicing Agreement, the Trustee may set off and

                                       63
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     apply any amounts otherwise payable to the Servicer in its capacity as
     Servicer under the Transaction Documents on account of such obligation. The Servicer hereby waives demand, notice or declaration of such set-off and application; PROVIDED that notice will promptly be given to the Servicer of such set-off; PROVIDED FURTHER that failure to give such notice shall not affect the validity of such set-off.

                    (h) ALLOCATION AND APPLICATION OF FUNDS. The Servicer shall direct the Trustee in writing in a timely manner to apply all Collections with respect to the Receivables as described in this Article III and in the Supplement with respect to each Outstanding Series. The Servicer shall direct the Trustee in writing to pay Collections to the owner of the Exchangeable Company Interest to the extent such Collections are allocated to the Exchangeable Company Interest under subsection 3.1(f) and as otherwise provided in this Article III. Notwithstanding anything in this Agreement, any Supplement or any other Transaction Document to the contrary, to the extent that the Trustee receives any Required Report and immediately available funds prior to 2:00 p.m., New York City time, on any Business Day, the Trustee shall make any applications of funds required thereby on the same Business Day and otherwise on the next succeeding Business Day.

                    (i) DAILY SETTLEMENTS. Subject to the express terms of any Supplement, but notwithstanding anything in this Agreement to the contrary or the Servicing Agreement, for so long as USFS remains the Servicer and no Early Amortization Event or Potential Early Amortization Event with respect to any Outstanding Series shall have occurred and be continuing, the Servicer shall not be required to make daily deposits of Collections from the Collection Concentration Account into the Collection Account as provided in subsection 3.1(d), but may withdraw such funds from the Collection Concentration Account and make a single deposit of immediately available funds into the Collection Account not later than 1:00 p.m., New York City time on any Business Day in an amount equal to the aggregate amount of Collections required (determined without regard to this section) to be deposited into the Series Non-Principal Collection Sub-subaccount, the Series Principal Collection Sub-subaccount (less amounts that may be paid to or at the direction of the Company pursuant to the applicable Supplement) and such other Sub-subaccounts of each Series in accordance with the related Supplement for such Series or such greater amount as determined by the Servicer. To the extent that the amount deposited by the Servicer is greater than the amount required, the excess shall be applied on each Business Day thereafter to satisfy the deposit requirements of the preceding sentence up to the amount of such excess.

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                 THE REMAINDER OF ARTICLE III SHALL BE SPECIFIED
                 IN THE SUPPLEMENT WITH RESPECT TO EACH SERIES.
                 SUCH REMAINDER SHALL BE APPLICABLE ONLY TO THE
                   SERIES RELATING TO THE SUPPLEMENT IN WHICH
                             SUCH REMAINDER APPEARS.


                                   ARTICLE IV

                             ARTICLE IV IS RESERVED
                     AND MAY BE SPECIFIED IN ANY SUPPLEMENT
                   WITH RESPECT TO THE SERIES RELATING THERETO

                                    ARTICLE V
                         THE CERTIFICATES AND INTERESTS

               Section 5.1 THE CERTIFICATES. The Investor Certificates of each Series and any Class thereof shall be in fully registered form and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Supplement. The Certificates shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in Section 5.2. Except as otherwise set forth in the related Supplement, the Investor Certificates shall be issued in minimum denominations of $1,000,000 and in integral multiples of $100,000 in excess thereof unless otherwise specified in any Supplement for any Series and Class. Unless otherwise specified in any Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a single global certificate in an original principal amount equal to the Initial Invested Amount with respect to such Series. The Company is hereby authorized to execute and deliver each Certificate on behalf of the Trust. Each Certificate shall be executed by manual or facsimile signature on behalf of the Company by a Responsible Officer. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Company or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to or on the date of the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication but failure to do so shall not render them invalid.

               Section 5.2 AUTHENTICATION OF CERTIFICATES. The Trustee shall authenticate and deliver the initial Series of the Investor Certificates that is issued upon original issuance, upon the written order of the Company in a form reasonably satisfactory to the Trustee, to the holders of the initial Series of Investor Certificates, against payment to the Company of the Initial Invested Amount. The Investor Certificates shall be duly authenticated by or on behalf of the Trustee in authorized denominations equal to (in the aggregate) the Initial Invested Amount and the interests evidenced thereby, together with any Series Subordinated Interest and the Exchangeable Company Interest, shall constitute the entire ownership of the Trust. Upon a Company Exchange as provided in
Section 5.10 and the satisfaction of certain other conditions specified therein, the Trustee shall authenticate and deliver the Certificates of additional Series (with the designation provided in the applicable Supplement) (or, if provided in any Supplement, the additional Investor Certificates of an existing Series), upon the written order of the Company, to the Persons designated in such Supplement. Upon the order of the Company, the Investor Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series of Investor Certificates.

               Section 5.3 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "TRANSFER AGENT AND REGISTRAR") in accordance with the provisions of Section
8.16 a register (the "CERTIFICATE REGISTER") in which, subject to such reasonable regulations as the Trustee may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates and of transfers and exchanges of the Investor Certificates as herein provided. The Company hereby appoints the Trustee as the initial Transfer Agent and Registrar for the purpose of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. The Company, or the Trustee, as agent for the Company, may revoke such appointment as Transfer Agent and Registrar and remove the then-acting Transfer Agent and Registrar if the Trustee or the Company (as applicable) determines in its sole discretion that the then-acting Transfer Agent and Registrar has failed to perform its obligations under this Agreement in any material respect. The then-acting Transfer

Agent and Registrar shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Company, the Trustee and the Servicer; PROVIDED, HOWEVER, that such resignation shall not be effective and the Trustee shall continue to perform its duties as Transfer Agent and Registrar until the Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to the Company and such successor Transfer Agent and Registrar has accepted such appointment. The provisions of Sections 8.1, 8.2, 8.3, 8.5 and 10.19 shall apply to the Trustee also in its role as Transfer Agent and Registrar for so long as the Trustee shall act as Transfer Agent and Registrar.

               The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
Section 8.5, for the payment of any reasonable compensation payable to the Transfer Agent and Registrar for its services under this Section 5.3. The Company, Trustee and Transfer Agent and Registrar shall agree on such compensation in writing. The Trustee hereby agrees that, upon the receipt of such funds from the Company, it shall promptly pay the Transfer Agent and Registrar such amounts.

               Upon surrender for registration of transfer of any Investor Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Company shall execute, and, upon the written request of the Company, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates in authorized denominations of the same Series representing like aggregate Fractional Undivided Interests and which bear numbers that are not contemporaneously outstanding.

               At the option of an Investor Certificateholder, Investor Certificates may be exchanged for other Investor Certificates of the same Series in authorized denominations of like aggregate Fractional Undivided Interests, bearing numbers that are not contemporaneously outstanding, upon surrender of the Investor Certificates to be exchanged at any such office or agency of the Transfer Agent and Registrar maintained for such purpose.

               Whenever any Investor Certificates of any Series are so surrendered for exchange, the Company shall execute, and, upon the written request of the Company, the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver, the Investor Certificates of such Series which the Investor Certificateholder making the exchange is entitled to receive. Every Investor

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



Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer substantially in the form attached to the form of such Investor Certificate and duly executed by the holder thereof or his attorney-in-fact duly authorized in writing delivered to the Trustee (unless the Transfer Agent and Registrar is different from the Trustee, in which case to the Transfer Agent and Registrar) and complying with any requirements set forth in the applicable Supplement.

               No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require any Investor Certificateholder that is transferring or exchanging one or more Certificates to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

               All Investor Certificates surrendered for registration of transfer and exchange shall be cancelled and disposed of in a customary manner satisfactory to the Trustee.

               The Company shall execute and deliver Certificates to the Trustee or the Transfer Agent and Registrar in such amounts and at such times as are necessary to enable the Trustee and the Transfer Agent and Registrar to fulfill their respective responsibilities under this Agreement and the Certificates.

               No interest of any Investor Certificateholder in the Receivables may be transferred other than by means of a transfer of an Investor Certificate.

                    (b) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, The City of New York and, subject to subsection 5.3(a), if specified in the related Supplement for any Series, any other city designated in such Supplement, an office or offices or agency or agencies where Investor Certificates may be surrendered for registration or transfer or exchange.

                    (c) Unless otherwise stated in any related Supplements, registration of transfer of Certificates containing a legend relating to restrictions on transfer of such Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates) shall be effected only if the conditions set forth in the related Supplement are complied with.

               Certificates issued upon registration or transfer of, or in exchange for, Certificates bearing the legend referred to above shall also bear such legend unless

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the Company, the Servicer, the Trustee and the Transfer Agent and Registrar
receive an Opinion of Counsel satisfactory to each of them, to the effect that such legend may be removed.

                    (d) (i) The Company may not transfer, assign, exchange or otherwise pledge or convey the Series Subordinated Interest of any Series or the Exchangeable Company Interest except, with respect to the Exchangeable Company Interest, pursuant to Section 5.10.

                         (ii) Neither the Company nor the Servicer shall at any time participate in the listing of any Targeted Investor Certificate (as defined below) on an "established securities market" within the meaning of
     Section 7704(b)(1) of the Internal Revenue Code and any proposed, temporary or final treasury regulation thereunder as of the date hereof, including, without limitation, an over-the-counter or interdealer quotation system that regularly disseminates firm buy or sell quotations. "TARGETED INVESTOR CERTIFICATE" shall mean any Certificate representing a right to receive interest or principal with respect to any Class or Series of Investor Certificates with respect to which an Opinion of Counsel has not been rendered that such Certificates will be treated as debt for federal income tax purposes (it being understood that any Certificate with respect to which an Opinion of Counsel has been rendered that such Certificate will be treated either as debt or as an interest in a partnership for federal income tax purposes shall be a Targeted Investor Certificate).

                    (e) (i) No transfer of a Targeted Investor Certificate or grant of a participation therein shall be permitted if (A) such transfer or grant would cause the number of Targeted Holders (as defined below) to exceed 75 or (B) the transferee or grantee, as the case may be, is a trust, partnership or "S corporation" (within the meaning of Section 1361(a) of the Code) (a "FLOW-THROUGH ENTITY"), unless such flow-through entity represents that less than 50% of the aggregate value of such flow-through entity's assets consist of Targeted Investor Certificates. "TARGETED HOLDER" shall mean each Holder of or participant in a Targeted Investor Certificate; PROVIDED, HOWEVER, that any Person holding more than one interest with respect to the Investor Certificates or the Trust, each of which separately would cause such Person to be a Targeted Holder, shall be treated as a single Targeted Holder.

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                         (ii) Any determination by the Transfer Agent and
     Registrar (in accordance with the information contained in the Certificate Register and the certifications made by each transferee and participant pursuant to the applicable Supplement, upon which information the Transfer Agent and Registrar may conclusively rely) that the event described in either clause (i)(A) or (i)(B) of this subsection 5.3(e) would occur as the result of a transfer of a Targeted Investor Certificate or the grant of a participation therein shall be (X) communicated in writing to the transferring or granting Investor Certificateholder prior to the effective date set out in the notice of transfer or participation required by, or otherwise provided for under, the related Supplement and (Y) binding upon the parties absent manifest error.

               Section 5.4 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If
(a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence in the form of a certification by the holder thereof of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save the Trust and each of them harmless, then, in the absence of actual notice to a Responsible Officer of the Trustee or Transfer Agent and Registrar that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and, upon the written request of the Company, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Fractional Undivided Interest and bearing a number that is not contemporaneously outstanding. In connection with the issuance of any new Certificate under this Section 5.4, the Trustee or the Transfer Agent and Registrar may require the payment by the Holder of a sum sufficient to cover any tax or other governmental expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.4 shall constitute conclusive and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

               Section 5.5 PERSONS DEEMED OWNERS. At all times prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Paying Agent, the Transfer Agent and Registrar, any Agent and any agent of any of them may treat the Person in whose name any Certificate is registered as the

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owner of such Certificate for the purpose of receiving distributions pursuant to
Article IV of the related Supplement and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, any Agent nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing provisions of this Section 5.5, in determining whether the holders of the requisite Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Company, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver; only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Certificates so owned by the Company, the Servicer or any Affiliate thereof which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Company, the Servicer or an Affiliate thereof.

               Section 5.6 APPOINTMENT OF PAYING AGENT. The Paying Agent shall make distributions to Investor Certificateholders from the Collection Account (and/or any other account or accounts maintained for the benefit of Holders as specified in the related Supplement for any Series) pursuant to Articles III and
IV. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. Unless otherwise specified in the related Supplement for any Series and with respect to such Series, the Paying Agent shall initially be the Trustee and, if the Trustee so chooses, any co-paying agent chosen by the Trustee. Each Paying Agent shall have a combined capital and surplus of at least $50,000,000. The Paying Agent shall be permitted to resign upon 30 days' written notice to the Trustee. In the event that the Paying Agent shall so resign, the Trustee shall appoint a successor to act as Paying Agent (which shall be a depositary institution or trust company) reasonably acceptable to the Company which appointment shall be effective on the date on which the Person so appointed gives the Trustee written notice that it accepts the appointment. Any resignation or removal of the Paying Agent and appointment of successor Paying Agent pursuant to this Section 5.6 shall not become effective until acceptance of appointment by the successor Paying Agent, as provided in this Section 5.6. The Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Trustee to execute and deliver to the Trustee an instrument in which such successor

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Paying Agent or additional Paying Agent shall agree with the Trustee that as
Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 8.1, 8.2, 8.3, 8.5 and 10.19 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent, if any, unless the context requires otherwise.

                  The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
Section 8.5, for the payment of any reasonable compensation payable to the Paying Agent for its services under this Section 5.6. The Trustee hereby agrees that, upon the receipt of such funds from the Company, it shall promptly pay the Paying Agent such amounts.

               Section 5.7 ACCESS TO LIST OF INVESTOR CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Company, the Servicer or the Paying Agent, within ten Business Days after receipt by the Trustee of a written request therefor from the Company, the Servicer or the Paying Agent, respectively, in writing, a list of the names and addresses of the Investor Certificateholders as then recorded by or on behalf of the Trustee. If three or more Investor Certificateholders of record or any Investor Certificateholder of any Series or a group of Investor Certificateholders of record representing Fractional Undivided Interests aggregating not less than 10% of the Invested Amount of the related Outstanding Series (the "APPLICANTS") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall transfer or shall cause the Transfer Agent and Registrar to transmit, such communication to the Investor Certificateholders reasonably promptly after the receipt of such application.

               Every Investor Certificateholder, by receiving and holding an Investor Certificate, consents to the disclosure of its name and address as provided above and agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar,

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nor any of their respective agents, officers, directors or employees shall be held accountable by reason of the disclosure or mailing of any such information as to the names and addresses of the Investor Certificateholders hereunder, regardless of the sources from which such information was derived.

               As soon as practicable following each Record Date, the Trustee shall provide to the Paying Agent or its designee, a list of Investor Certificateholders in such form as the Paying Agent may reasonably request.

               Section 5.8 AUTHENTICATING AGENT. (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Company.

                    (b) Any institution succeeding to the corporate trust business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

                    (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee. Upon the receipt by the Trustee of any such notice of resignation and upon the giving of any such notice of termination by the Trustee, the Trustee shall immediately give notice of such resignation or termination to the Company. Any resignation of an authenticating agent shall not become effective until acceptance of appointment by the successor authenticating agent as provided in this Section 5.8. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Company, the Trustee promptly shall appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an

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authenticating agent. No successor authenticating agent (other than an Affiliate of the Trustee) shall be appointed unless reasonably acceptable to the Trustee and the Company.

                    (d) The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to Section 8.5, for the payment of any reasonable compensation payable to each authenticating agent for its services under this Section 5.8. The Trustee hereby agrees that, upon the receipt of such funds from the Company it shall pay each authenticating agent such amounts.

                    (e) The provisions of Sections 8.1, 8.2, 8.3 and 8.5 shall be applicable to any authenticating agent.

                    (f) Pursuant to an appointment made under this Section 5.8, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

               "This is one of the Certificates described in the Amended and Restated Pooling Agreement, dated as of May 1, 2001, among USS Receivables Company, Ltd., United Stationers Financial Services LLC, as Servicer, and The Chase Manhattan Bank, as Trustee.


as Authenticating Agent
for the Trustee

           By___________________________
             Authorized Signatory"

               Section 5.9 TAX TREATMENT. It is the intent of the Servicer, the Company, the Investor Certificateholders and the Trustee that, for federal, state and local income and franchise tax purposes, the Investor Certificates be treated as evidence of indebtedness secured by the Trust Assets and the Trust not be characterized as a "publicly traded partnership" or an association taxable as a corporation. The Company and the Trustee, by entering into this Agreement, and each Investor Certificateholder, by its acceptance of its Investor Certificate, agree to

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treat the Investor Certificates for federal, state and local income and franchise tax purposes as indebtedness. The parties hereto agree that they shall not cause or permit the making, as applicable, of any election under Treasury Regulation Section 301.7701-3 whereby the Trust or any portion thereof would be treated as a corporation for federal income tax purposes and, except as required by Section 8.11, shall not file tax returns or obtain any federal employer identification number for the Trust but shall treat the Trust as a security device for such purposes. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties. This Section 5.9 shall survive the termination of this Agreement and shall be binding on all transferees of any of the foregoing persons.

               Section 5.10 COMPANY EXCHANGES

                    (a) The Company may, in accordance with the procedures set forth below, call for an adjustment of the Exchangeable Company Interest in exchange for (i) an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in the related Series Subordinated Interest or (ii) one or more newly issued Series of Investor Certificates and the related newly created Series Subordinated Interest (a "NEW SERIES") (any such exchange, a "COMPANY EXCHANGE"). The Company may perform a Company Exchange by notifying the Trustee, in writing at least 30 days in advance (an "EXCHANGE NOTICE") of the date upon which the Company Exchange is to occur (an "EXCHANGE DATE"). Any Exchange Notice shall state the designation of any Series (and/or Class, if applicable) to be issued (or supplemented) on the Exchange Date and, with respect to each such Series (and/or Class, if applicable): (a) its additional or Initial Invested Amount, as the case may be, if any, which in the aggregate at any time may not be greater than the current value of the Exchangeable Company Interest, if any, at such time, (b) its Certificate Rate (or the method for allocating interest payments or other cash flow to such Series), if any, and (c) whether such New Series will be a companion series to an Outstanding Series (an "EXISTING COMPANION SERIES"; and together with the New Series, a "COMPANION SERIES"). On the Exchange Date, the Trustee shall, upon the written order of the Company, authenticate and deliver any Certificates evidencing an increase in the Invested Amount of a Class of Investor Certificates or a newly issued Series only upon delivery by the Company to the Trustee of the following (together with the delivery by the Company to the Trustee of any additional agreements, instruments or other documents as are specified in the related Supplement): (a) a Supplement executed by the Company and specifying the Principal Terms of such Series (PROVIDED that no

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such Supplement shall be required for any increase in the Invested Amount of a
Class of Investor Certificates unless it is so required by the related Supplement), (b) a Tax Opinion addressed to the Trustee and the Trust, (c) a General Opinion addressed to the Trustee and the Trust and (d) written confirmation from each Rating Agency that the Company Exchange will not result in the Rating Agency's reducing or withdrawing its rating on any then Outstanding Series rated by it. Upon the delivery of the items listed in clauses
(a) through (d) above, the existing Exchangeable Company Interest and the applicable Series Subordinated Interests, as the case may be, shall be deemed cancelled, the Trustee shall issue the applicable Series of Investor Certificates, dated the Exchange Date, and the applicable Series Subordinated Interests and the new Exchangeable Company Interest shall be deemed duly created, in each case as provided above. There is no limit to the number of Company Exchanges that the Company may perform under this Agreement. If the Company shall, on any Exchange Date, retain any Investor Certificates issued on such Exchange Date, it shall, prior to transferring any such Certificates to another Person, obtain a Tax Opinion. Additional restrictions relating to a Company Exchange may be set forth in any Supplement.

                    (a) Upon any Company Exchange, the Trustee, in accordance with the written directions of the Company, shall issue to the Company under
Section 5.1, for execution and redelivery to the Trustee for authentication under Section 5.2, (i) one or more Certificates representing an increase in the Invested Amount of an Outstanding Series or (ii) one or more new Series of Investor Certificates. Any such Certificates shall be substantially in the form specified in the applicable Supplement and each shall bear, upon its face, the designation for such Series to which each such certificate belongs so selected by the Company.

                    (b) In conjunction with a Company Exchange, the parties hereto shall, except as otherwise provided in subsection (a) above, execute a supplement to this Agreement, which shall define, with respect to any additional Investor Certificates or newly issued Series, as the case may be: (i) its name or designation, (ii) its additional or initial principal amount, as the case may be (or method for calculating such amount), (iii) its coupon rate (or formula for the determination thereof), (iv) the interest payment date or dates and the date or dates from which interest shall accrue, (v) the method for allocating Collections to Holders, including the applicable Investor Percentage, (vi) the names of any accounts to be used by such Series and the terms governing the operation of any such accounts, (vii) the issue and term of a letter of credit or other form of Enhancement, if any, with respect thereto, (viii) the terms, if any, on which the Certificates of such

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Series may be repurchased by the Company or may be remarketed to other investors, (ix) the Series Termination Date, (x) any deposit account maintained for the benefit of Holders, (xi) the number of Classes of such Series, and if more than one Class, the rights and priorities of each such Class, (xii) the rights of the owner of the Exchangeable Company Interest that have been transferred to the holders of such Series, (xiii) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts,
(xiv) provisions acceptable to the Trustee concerning the payment of the Trustee's fees and expenses and (xv) other relevant terms (all such terms, the "PRINCIPAL TERMS" of such Series). The Supplement executed in connection with the Company Exchange shall contain administrative provisions which are reasonably acceptable to the Trustee.

                    (c) In order for a New Series to be part of a Companion Series, the Supplement for the related Existing Companion Series must provide for or permit the Amortization Period to commence on the Issuance Date for such New Series, and on or prior to the Issuance Date for the New Series the Servicer and the Company shall take all actions, if any, necessary to cause the Amortization Period for such Existing Companion Series to commence on such Issuance Date. The proceeds from the issuance of the New Series shall be deposited in the applicable Series Principal Collection Sub-subaccount and the Company shall, on the Issuance Date for such New Series, deposit into the applicable Series Non-Principal Sub-subaccount the amount of interest that will accrue on the New Series over a period specified in the related Supplement for such New Series. On each day on which principal is paid to the holders of the Existing Companion Series, the Trustee shall distribute to the Company from the applicable Series Principal Collection Sub-subaccount of the New Series an amount (up to the amount of available funds in such account) equal to the amount distributed on such day to the Investor Certificateholders of any Existing Companion Series; PROVIDED that, after giving effect to such distributions, the Aggregate Receivables Amount shall equal or exceed the sum of (i) the Target Receivables Amount with respect to such Existing Companion Series on such day, PLUS (ii) the Target Receivables Amount with respect to the New Series on such day, PLUS (iii) the Target Receivables Amount with respect to any other Outstanding Series on such day; PROVIDED further that the Trustee may conclusively rely on the calculations of the Servicer of such amounts.

                    (d) Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on

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account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the applicable Supplement.

               Section 5.11 BOOK-ENTRY CERTIFICATES. If specified in any related Supplement, the Investor Certificates, or any portion thereof, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the depository specified in such Supplement (the "DEPOSITORY") which shall be the Clearing Agency, specified by, or on behalf of, the Company for such Series. The Investor Certificates shall initially be registered on the Certificate Register in the name of the nominee of such Clearing Agency, and no Certificate Book-Entry Holder will receive a definitive certificate representing such Certificate Book-Entry Holder's interest in the Investor Certificates, except as provided in
Section 5.13. Unless and until definitive, fully registered Investor Certificates ("DEFINITIVE CERTIFICATES") have been issued to Holders pursuant to
Section 5.13 or the related Supplement:

                    (a) the provisions of this Section 5.11 shall be in full force and effect;

                    (b) the Company, the Servicer and the Trustee may deal with each Clearing Agency for all purposes (including the making of distributions on the Investor Certificates) as the Holder without respect to whether there has been any actual authorization of such actions by the Certificate Book-Entry Holders with respect to such actions;

                    (c) to the extent that the provisions of this Section 5.11 conflict with any other provisions of this Agreement, the provisions of this
Section 5.11 shall control; and

                    (d) the rights of Certificate Book-Entity Holders shall be exercised only through the Clearing Agency and the related Clearing Agency Participants and shall be limited to those established by law and agreements between such related Certificate Book-Entry Holders and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

Notwithstanding the foregoing, no Class or Series of Investor Certificates may be issued as Book Entry Certificates (but, instead, shall be issued as Definitive

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Certificates) unless at the time of issuance of such Class or Series the Company and the Trustee receive an opinion of independent counsel that the Certificates of such Class or Series will be treated as indebtedness for federal income tax purposes.

               Section 5.12 NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Holders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Book-Entry Holders pursuant to Section 5.13, the Trustee shall give all such notices and communications specified herein to be given to the Investor Certificateholders to the Clearing Agencies.

               Section 5.13 DEFINITIVE CERTIFICATES. If (a) (i) the Company advises the Trustee in writing that any Clearing Agency is no longer willing or able to properly discharge its responsibilities under the applicable Depository Agreement, and (ii) the Company is unable to locate a qualified successor, (b) the Company, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of a Servicer Default, Certificate Book-Entry Holders representing Fractional Undivided Interests aggregating more than 50% of the Invested Amount held by such Certificate Book-Entry Holders of each affected Series then issued and outstanding advise the Clearing Agency through the Clearing Agency Participants in writing, and the Clearing Agency shall so notify the Trustee, that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Book-Entry Holders, the Trustee shall notify the Clearing Agency, which shall be responsible to notify the Certificate Book-Entry Holders, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Book-Entry Holders requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

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                                   ARTICLE VI

                             OTHER MATTERS RELATING
                                 TO THE COMPANY

               Section 6.1 LIABILITY OF THE COMPANY. The Company shall be liable for all obligations, covenants, representations and warranties of the Company arising under or related to this Agreement or any Supplement. Except as provided in the preceding sentence and otherwise herein, the Company shall be liable only to the extent of the obligations specifically undertaken by it hereunder.

               Section 6.2 LIMITATION ON LIABILITY OF THE COMPANY. Except as provided in Sections 6.1 or otherwise provided herein, neither the Company nor any of its directors or officers or employees or agents, in their capacity as transferor of, or in connection with the transfer of, Receivables and Related Property hereunder, shall be under any liability to the Trust, the Trustee, the Holders or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement, whether or not such action or inaction arises from express or implied duties under this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the Company against any liability which would otherwise be imposed by reason of wilful misconduct, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of any obligations and duties hereunder; PROVIDED, FURTHER, that this provision shall not protect any such director, officer, employee or agent against any liability which would otherwise be imposed on such Person pursuant to applicable law or the Company's memorandum or articles of association by reason of wilful misconduct, bad faith or gross negligence in the performance of such Person's duties or by reason of reckless disregard of such Person's obligations and duties hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person (other than, in the case of the Company, the Company or the Servicer) respecting any matters arising hereunder.

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                                  ARTICLE VII

                            EARLY AMORTIZATION EVENTS

               Section 7.1 EARLY AMORTIZATION EVENTS. Unless modified with respect to any Series of Investor Certificates by any related Supplement, if any one of the following events (each, an "EARLY AMORTIZATION EVENT") shall occur:

                    (a) the Company shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company any case, proceeding or other action of a nature referred to in clause
(i) above which remains undismissed, undischarged or unbonded for a period of 60 days or an order for relief, decree, adjudication or appointment shall occur; or
(iii) there shall be commenced against the Company any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 such days from the entry thereof; or (iv) the Company shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Company shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

                    (b) the Trust or the Company shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                    (c) the Trust is characterized for federal income tax purposes as a "publicly traded partnership" or as an association taxable as a corporation;

                    (d) the Trustee shall be appointed as Successor Servicer pursuant to subsection 6.2(b) of the Servicing Agreement; or

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                    (e) there shall have been a breach of the covenant contained in subsection 2.7(o) hereof;

                    (f) there shall have been a breach of the covenant contained in subsection 5.1(u) of either of the Receivables Sale Agreements, without regard for any applicable grace or cure period.

then, an "EARLY AMORTIZATION PERIOD" with respect to all Outstanding Series shall commence without any notice or other action on the part of the Trustee or any Investor Certificateholder immediately upon the occurrence of such event. The Servicer shall notify each Rating Agency and the Trustee in writing of the occurrence of any Early Amortization Period, specifying the cause thereof. Further, upon the commencement against the Company of a case, proceeding or other action described in clause (a)(ii) or (iii) above, the Company shall not purchase Receivables from any Seller, or transfer Receivables to the Trust, until such time, if any, as such case, proceeding or other action is vacated, discharged, or stayed or bonded pending appeal.

               Additional Early Amortization Events and the consequences thereof may be set forth in each Supplement with respect to the Series relating thereto.

               Section 7.2 ADDITIONAL RIGHTS UPON THE OCCURRENCE OF CERTAIN EVENTS. (a) If an Insolvency Event with respect to the Company occurs, the Company shall immediately cease to transfer Receivables to the Trust and shall promptly give notice to the Trustee of such occurrence.

Notwithstanding any cessation of the transfer to the Trust of additional Receivables, Receivables transferred to the Trust prior to the occurrence of such Insolvency Event and Collections in respect of such Receivables and interest, whenever created, accrued in respect of such Receivables, shall continue to be a part of the Trust. Within 15 days of receipt by a Responsible Officer of the Trustee of written notice of the occurrence of an Insolvency Event in accordance with Section 7.1, if the Aggregate Invested Amount and all accrued and unpaid interest thereon have not been paid to the Investor Certificateholders, then the Trustee shall (i) publish a notice in a newspaper with a national circulation (an "AUTHORIZED NEWSPAPER") that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables and the other Trust Assets in a commercially reasonable manner and (ii) send written notice to the Investor Certificateholders and

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request instructions from such holders, which notice shall request each Investor
Certificateholder to advise the Trustee in writing that it elects one of the following options: (A) the Investor Certificateholder wishes the Trustee not to sell, dispose of or otherwise liquidate the Receivables and the other Trust Assets, or (B) the Investor Certificateholder wishes the Trustee to sell, dispose of or otherwise liquidate the Receivables and the other Trust Assets and to instruct the Servicer to reconstitute the Trust upon the same terms and conditions set forth herein, or (C) the Investor Certificateholder refuses to advise the Trustee as to the specific action the Trustee to take. If after 60 days from the day notice pursuant to clause (i) above is first published (the "PUBLICATION DATE") the Trustee shall not have received written instructions of
(x) holders of Certificates representing undivided interests in the Trust aggregating in excess of 50% of the related Invested Amount of each Series (or in the case of a series having more than one Class of Investor Certificates, each Class of such series) selecting option (A) above and (y) if the owners of the Exchangeable Company Interest do not include the Company (and following the delivery of written notice in the form referred to above by the Company to such owners), the owners thereof representing undivided interests in the Trust aggregating in excess of 50% of the Company Interest, the Trustee shall instruct the Servicer to proceed to sell, dispose of, or otherwise liquidate the Receivables and the other Trust Assets in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids, and the Servicer shall proceed to consummate the sale, liquidation or disposition of the Receivables and the other Trust Assets as provided above with the highest bidder therefor; PROVIDED, HOWEVER, that if the allocable sale price, less all reasonable fees, expenses and other amounts due hereunder to the Trustee, its agents and counsel to the Trustee, to be realized from such sale, liquidation or disposition would be less than the Aggregate Invested Amount plus accrued and unpaid interest thereon through the Distribution Date next succeeding the date of such sale, the Trustee must receive the prior unanimous consent of all the Investor Certificateholders to such sale, liquidation or disposition. The Company or any of its Affiliates shall be permitted to bid for the Receivables and the other Trust Assets. In addition, the Company or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Receivables and the other Trust Assets at such matched bid price. The Trustee may obtain a prior determination from any such conservator, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 7.1 and 7.2 shall be cumulative. The costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in Section 8.5.

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                    (b) The proceeds from the sale, liquidation or disposition of the Receivables and the other Trust Assets pursuant to subsection (a) above shall be treated as Collections on the Receivables and such proceeds will be distributed to holders of each Series after immediately being deposited in the Collection Account, in accordance with the provisions of subsection 3.1(d) and the related Supplement for such Series. After giving effect to all such deposits, the remaining funds, if any, shall be (i) paid to the Trustee in an amount equal to the amount of any expenses incurred by the Trustee acting in its capacity either as Trustee or as liquidating agent pursuant to subsection 7.2(a) above which have not otherwise been reimbursed prior thereto and (ii) after giving effect to the transfer to be made pursuant to the preceding clause (i), if applicable, the remainder, if any, shall be allocated to the Company Interest and shall be released to the owner of the Exchangeable Company Interest upon cancellation thereof.


                                  ARTICLE VIII

                                   THE TRUSTEE

               Section 8.1 DUTIES OF TRUSTEE. (a) The Trustee, prior to the occurrence of a Servicer Default or Early Amortization Event of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Servicer Defaults and Early Amortization Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in the Pooling and Servicing Agreements or any Supplement and no implied covenants or obligations shall be read into such Pooling and Servicing Agreements against the Trustee. After the occurrence of a Servicer Default or Early Amortization Event to the actual knowledge of a Responsible Officer of the Trustee (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it in its capacity as Trustee by any Pooling and Servicing Agreement and any Supplement and shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. The provisions of this Section shall be applicable to the Trustee in its capacity as Trustee hereunder. If the Trustee shall have succeeded to the obligations of the Servicer, the provisions of the Servicing Agreement shall govern the actions of the Trustee as Successor Servicer.

                    (b) The Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein upon resolutions,

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certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and believed by it to be genuine and to have been signed or presented to it pursuant to any Pooling and Servicing Agreement by the proper party or parties and the Trustee shall not be responsible for the accuracy of or verification of any information contained in any report, including any calculation contained therein, provided to it pursuant to this Agreement; PROVIDED in the case of any of the above which are specifically required to be furnished to the Trustee pursuant to any provision of the Pooling and Servicing Agreements, the Trustee shall, subject to Section 8.2, examine them to determine whether they substantially conform to the requirements of this Agreement.

                    (c) Subject to subsection 8.1(a), no provision of this Agreement or any Supplement shall be construed to relieve the Trustee, from liability for its own negligent action, its own negligent failure to act or its own misconduct; PROVIDED, HOWEVER, that:

                         (i) The Trustee shall not in its individual capacity be liable for an error of judgment unless it shall be proved that the Trustee was negligent, or acted in bad faith, in ascertaining the pertinent facts;

                         (ii) The Trustee shall not in its individual capacity be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Servicer or the holders of Investor Certificates evidencing in excess of 50% (or such lesser percentage as set forth in any applicable provision) of the Aggregate Invested Amount;

                         (iii) The Trustee shall not be charged with knowledge of any failure by the Servicer to comply with any of its obligations, unless a Responsible Officer of the Trustee receives written notice of such failure from the Servicer, any Agent or any Investor Certificateholder;

                         (iv) The Trustee shall not be charged with knowledge of a Servicer Default or Early Amortization Event unless a Responsible Officer shall have received written notice of such default or event from the Servicer, any Agent or any Investor Certificateholder. In the absence of receipt of such notice, the Trustee

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     may conclusively assume that there is no Servicer Default or Early
     Amortization Event;

                         (v) So long as the Trustee has followed the instructions of the Servicer, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account or subaccount thereof held by or on behalf of the Trustee resulting from any investment loss on any Eligible Investment included therein; and

                         (vi) The Trustee shall have no duty to monitor the performance of the Servicer, nor shall it have any liability in connection with malfeasance or nonfeasance by the Servicer. The Trustee shall have no liability in connection with compliance of the Servicer or the Company with statutory or regulatory requirements related to the Receivables.

                    (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under any Pooling and Servicing Agreement or in the exercise of any of its rights or powers, if the Trustee has reason to believe that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in any Pooling and Servicing Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under such Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of such Agreement.

                    (e) Except as expressly provided in any Pooling and Servicing Agreement, the Trustee shall have no power to vary the corpus of the Trust.

                    (f) Provided that the Servicer and the Company shall have provided to the Trustee promptly upon request all books, records and other information reasonably requested by the Trustee and shall have provided the Trustee with all necessary access to the properties, books and records of the Servicer and the Company pursuant to subsection 2.7(d) which the Trustee may reasonably require, then, if so provided by the express terms of any Supplement, the Trustee shall within the time provided by such Supplement have (i) completed the Servicer Site Review, subject to Section 4.10 of the Servicing Agreement and
(ii) established the Standby

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Liquidation System, and shall have notified the Servicer, each Rating Agency and each Investor Certificateholder of such events.

                    (g) The Trustee shall deliver the Internal Operating Procedures Memorandum to the Company and the Servicer on the Initial Closing Date. From and after such date, the Trustee shall take such actions as are set forth in the Internal Operating Procedures Memorandum unless prevented from doing so through no fault of the Trustee.

                    (h) Subject to the other provisions of this Agreement and without limiting the generality of this Section 8.1, the Trustee shall have no duty (i) to see to any insurance with respect to the Trust Assets, or (ii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Assets other than from funds available in the Collection Account.

                    (i) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

                    (j) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder.

               Section 8.2 RIGHTS OF THE TRUSTEE. Except as otherwise provided in Section 8.1:

                    (a) The Trustee may conclusively rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, note or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to any Pooling and Servicing Agreement by the proper party or parties;

                    (b) The Trustee may consult with counsel of its choice (at the Company's expense) and any Opinion of Counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken

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or suffered or omitted by it hereunder in good faith and in accordance with such
Opinion of Counsel;

                    (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by any Pooling and Servicing Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Holders, pursuant to the provisions of any Pooling and Servicing Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; PROVIDED, HOWEVER, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Servicer Default or Early Amortization Event of which a Responsible Officer of the Trustee has written notice (which has not been cured), to exercise such of the rights and powers vested in it by any Pooling and Servicing Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

                    (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by any Pooling and Servicing Agreement; PROVIDED that the Trustee shall be liable for its negligence or willful misconduct;

                    (e) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, note or other paper or document, or to recompute the amount of any allocations or distributions contained in any direction from the Servicer provided for under the Agreement, unless requested in writing so to do by the holders of Investor Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Invested Amount of any Series which could be adversely affected if the Trustee does not perform such acts; PROVIDED, HOWEVER, that such holders of Investor Certificates shall reimburse the Trustee for any reasonable expense resulting from any such investigation requested by them; PROVIDED, FURTHER, that the Trustee shall be entitled to make such further inquiry or investigation into such facts or matters as it may reasonably see fit, and if the Trustee shall determine to make such further

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inquiry or investigation, it shall be entitled to examine the books and records of the Company pursuant to subsection 2.7(d), personally or by agent or attorney, at the sole cost and expense of the Company;

                    (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through affiliates, agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such affiliate, agent, attorney, custodian or nominee appointed with due care by it hereunder;

                    (g) The Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Company with its representations and warranties or for any other purpose; and

                    (h) In the event that the Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VIII shall also be afforded to such Paying Agent or Transfer Agent and Registrar.

               Section 8.3 TRUSTEE NOT LIABLE FOR RECITALS IN CERTIFICATES. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). The Trustee makes no representations as to the validity or sufficiency of any Pooling and Servicing Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Receivables or deposited in or withdrawn from the Accounts or other accounts hereafter established to effectuate the transactions contemplated herein and in accordance with the terms of any Pooling and Servicing Agreement.

               The Trustee shall not be accountable for the use or application by the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Receivables or deposited in or withdrawn from the Accounts or any Lockbox by or at the direction of the Servicer or the Lockbox Processor, in each case unless the Trustee, acting in

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its capacity as Successor Servicer, itself makes such use or application. The
Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable.

               Section 8.4 TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity (a) may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee and (b) may transact any banking and trust business with the Company, the Servicer or any Seller as it would were it not the Trustee.

               Section 8.5 TRUSTEE'S FEES AND EXPENSES. The Trustee shall be entitled to an annual fee agreed upon in writing prior to the Initial Closing Date to be paid by Park Avenue Receivables Corporation ("PARCO") (which annual fee shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) pursuant to a separate fee letter between PARCO and the Trustee. The Trustee also shall be entitled to reimbursement from the Servicer or the Company upon the Trustee's request for all reasonable expenses (including, without limitation, expenses incurred in connection with notices, requests for documentation or other communications to or directions from Holders), disbursements, losses, liabilities, damages and advances incurred or made by the Trustee in accordance with any of the provisions of any Pooling and Servicing Agreement or by reason of its status as Trustee under any Pooling and Servicing Agreement (including the reasonable fees and expenses of its agents, any co-trustee and counsel) except any such expense, disbursement, loss, liability, damage or advance as may arise from its negligence or bad faith or willful misconduct; PROVIDED that any payments made by the Company in respect of any of the foregoing items shall be made solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts pursuant to any Pooling and Servicing Agreements, shall be non-recourse other than with respect to proceeds in excess of the proceeds necessary to make such payment, and shall not constitute a claim against the Company to the extent that insufficient proceeds exist to make such payment. Notwithstanding anything in this Agreement to the contrary, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. To the extent that the Trustee has not been paid for any of the foregoing items (including pursuant to the first sentence of this Section 8.5), the Trustee shall be entitled to be paid for such items from amounts which otherwise would be distributable to the Company under

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Article III of this Agreement. The Trustee shall be entitled to reimbursement for any reasonable out-of-pocket costs or expenses incurred in connection with the review, negotiation, preparation, execution and delivery of any of the Transaction Documents or in connection with the issuance of any Certificates on the Initial Closing Date. If the Trustee is appointed Successor Servicer in accordance with the Servicing Agreement, the Trustee, in its capacity as Successor Servicer, shall also be entitled to be paid the Servicing Fee and any other compensation to which the Servicer is expressly entitled hereunder. The provisions of this Section 8.5 shall apply to the reasonable expenses, disbursements and advances made or incurred by the Trustee, or any other Person, in its capacity as liquidating agent, to the extent not otherwise paid. The covenants and agreements contained in this Section 8.5 (including, without limitation, the covenants to pay the expenses, disbursements, losses, liabilities, damages and advances provided for in this Section 8.5) shall survive the termination of any Pooling and Servicing Agreement and shall be binding, as applicable, on (i) the Servicer and any Successor Servicer and (ii) the Company.

               Section 8.6 ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof and authorized under such laws to exercise corporate trust powers, having (or having a holding company parent with) a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this Section 8.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.7.

               Section 8.7 RESIGNATION OR REMOVAL OF TRUSTEE. (a) Subject to paragraph (c) below, the Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Company, the Servicer and the Rating Agencies. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation,

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the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee acceptable to the Company (which acceptance will not unreasonably be withheld); PROVIDED that such right of the Company to approve a successor trustee shall terminate upon the occurrence of an Early Amortization Event.

                    (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.6 hereof and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                    (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this
Section 8.7 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.8.

                    (d) The obligations of the Company described in Section 8.5 hereof and the obligations of the Servicer described in Section 8.5 hereof and
Section 5.2 of the Servicing Agreement shall survive the removal or resignation of the Trustee as provided in this Agreement.

                    (e) No Trustee under this Agreement shall be personally liable for any action or omission of any successor trustee.

               Section 8.8 SUCCESSOR TRUSTEE. (a) Any successor trustee appointed as provided in Section 8.7 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof, at the expense of the Servicer, and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver

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such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, power, duties and obligations.

                    (b) No successor trustee shall accept appointment as provided in this Section 8.8 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.6.

                    (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.8, such successor trustee shall mail notice of such succession hereunder to each Rating Agency and to all Holders at their addresses as shown in the Certificate Register.

               Section 8.9 MERGER OR CONSOLIDATION OF TRUSTEE. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such corporation shall be eligible under the provisions of Section 8.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee (unless the Trustee is The Chase Manhattan
Bank) shall promptly give notice (except to the extent prohibited under any Requirement of Law or Contractual Obligation), but in no event less than ten days prior to any such merger or consolidation, to the Company, the Servicer and the Rating Agencies upon any such merger or consolidation of the Trustee.

               Section 8.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. (a) Notwithstanding any other provisions of any Pooling and Servicing Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Holders, such title to the Trust, or any part thereof, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.6 and no notice to Holders of the appointment of any co-

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trustee or separate trustee shall be required under Section 8.8. The Trustee shall promptly notify each Rating Agency of the appointment of any co-trustee.

                    (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                         (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any statute of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                         (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                         (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                    (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of any Pooling and Servicing Agreement, specifically including every provision of any Pooling and Servicing Agreement relating to the conduct of, affecting the liability of, or affording protection to, the

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Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Company.

                    (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to any Pooling and Servicing Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

               Section 8.11 TAX RETURNS. In the event the Trust shall be required to file tax returns, the Company shall prepare and file or shall cause to be prepared and filed (including, without limitation, by the Servicer) any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five Business Days before such returns are due to be filed. The Trustee is hereby authorized to sign any such return on behalf of the Trust. The Company shall also prepare or shall cause to be prepared (including, without limitation, by the Servicer) all tax information required by law to be distributed to Holders and shall deliver such information to the Trustee at least five Business Days prior to the date it is required by law to be distributed to the Holders. The Trustee, upon written request, will furnish the Company, or the Company's designee, with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns. In no event shall the Trustee in its individual capacity be liable for any liabilities, costs or expenses of the Trust, the Holders, the Company or the Servicer arising under any tax law or regulation, including, without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith) and the Company hereby indemnifies and holds the Trust harmless for any such liabilities, costs and expenses.

               Section 8.12 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES. All rights of action and claims under any Pooling and Servicing Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after

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provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been obtained, in the manner specified in Article III hereof.

               Section 8.13 SUITS FOR ENFORCEMENT. If a Servicer Default shall occur and be continuing, the Trustee may, as provided in Section 6.1 of the Servicing Agreement, proceed to protect and enforce its rights and the rights of the Holders under this Agreement or any other Transaction Document by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document or in aid of the execution of any power granted in this Agreement or any other Transaction Document or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Holders. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Investor Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any holder thereof, or authorize the Trustee to vote in respect of the claim of any Investor Certificateholder in any such proceeding.

               Section 8.14 RIGHTS OF INVESTOR CERTIFICATEHOLDERS TO DIRECT TRUSTEE. Investor Certificateholders evidencing more than 50% of the Invested Amount of any Series affected by the conduct of any proceeding or the exercise of any right conferred on the Trustee shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; PROVIDED, HOWEVER, that, subject to Section 8.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or expose it to personal liability or be unduly prejudicial to the rights of Investor Certificateholders not party to such direction; and PROVIDED, FURTHER, that nothing in any Pooling and Servicing Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Investor Certificateholders.

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               Section 8.15 TRUSTEE TO DIRECT COMPANY. Subject to Section 8.14
above, the Trustee on behalf of the Investor Certificateholders shall direct the Company as follows:

                    (a) pursuant to Section 9.13 of the USFS Receivables Sale Agreement, to direct USFS to agree to or deny the request of any Subsidiary of United Stationers Inc. desiring to become an additional Seller under the Amended and Restated Receivables Sale Agreement pursuant to Section 9.13 thereof; PROVIDED, HOWEVER, that any action by the Trustee pursuant to this Section 8.15 shall be conditioned upon the Trustee's receipt of any written request from a Subsidiary of United Stationers Inc. delivered in accordance with Section 9.13 of the Amended and Restated Receivables Sale Agreement.

                    (b) pursuant to Section 9.14 of the USFS Receivables Sale Agreement and subject to the third proviso of subsection 9.14(b) of the Amended and Restated Receivables Sale Agreement, to direct USFS to consent to or deny any Seller Termination Request made pursuant to subsection 9.14(b) of the Amended and Restated Receivables Sale Agreement.

               Section 8.16 MAINTENANCE OF OFFICE OR AGENCY. The Trustee will maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and the Pooling and Servicing Agreements may be served. The Trustee will give prompt written notice to the Company, the Servicer and the Holders of any change in the location of the Certificate Register or any such office or agency.

               Section 8.17 LIMITATION OF LIABILITY. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertaking and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

                                   ARTICLE IX

                                   TERMINATION

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               Section 9.1 TERMINATION OF TRUST; LIQUIDATION OF RECEIVABLES. (a)
The Trust and the respective obligations and responsibilities of the Company, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Holders as hereafter set forth or of the Company to prepare or cause to be prepared and filed tax or information reports as provided in Section 8.11 hereof) shall terminate, except with respect to any such obligations or responsibilities expressly stated to survive such termination, on the earliest of (i) April 1, 2018 (ii) at the option of the Company, at any time where the Aggregate Invested Amount is zero (unless an Early Amortization Event as specified in Section 7.1 of this Agreement shall have occurred and be continuing, in which case the Company shall be deemed to elect to terminate the Trust pursuant to this clause (ii)) and (iii) upon completion of distribution of the amounts referred to in subsection 7.2(b) (the "TRUST TERMINATION DATE").

                    (b) If on the Distribution Date in the month immediately preceding the month in which the Trust Termination Date described in clause
(a)(i) above occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Certificates to be made on the related Distribution Date pursuant to Article
III) the Invested Amount of any Series would be greater than zero, the Trustee, at the written direction of the Servicer, shall sell within 30 days of such Distribution Date all of the Receivables and other Trust Assets. The proceeds of such sale shall be treated as Collections on the Receivables and shall be allocated in accordance with Article III. During such 30-day period, the Servicer shall continue to collect Collections on the Receivables and allocate Collections in accordance with the provisions of Article III. The costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in Section 8.5.

               Section 9.2 CLEAN-UP CALL AND FINAL TERMINATION DATE OF INVESTOR CERTIFICATES OF ANY SERIES. (a) On the Distribution Date during the Amortization Period with respect to any Series on which the Invested Amount (or such other amount as may be set forth in the related Supplement) of such Series is reduced to an amount equal to or less than the Clean-Up Call Percentage of the Invested Amount for such Series as of the day preceding the beginning of such Amortization Period (or such other amount as may be set forth in the related Supplement), the Servicer shall have the option to repurchase, and to the extent set forth in the related Supplement, shall repurchase, the entire Certificateholders' Interest of such Series, at a purchase price equal to (i) the outstanding Invested Amount of the Investor Certificates of such Series PLUS
(ii) accrued and unpaid interest through the date of

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such purchase (after giving effect to any payment of principal and monthly interest on such date of purchase) PLUS (iii) all other amounts payable to all Investor Certificateholders of such Series under the related Supplement (such purchase price, the "CLEAN-UP CALL REPURCHASE PRICE"). The amount of the Clean-Up Call Repurchase Price will be deposited into the Collection Account for credit to the Series Collection Subaccount for such Series on the Business Day prior to such Distribution Date in immediately available funds and will be passed through in full to the applicable Investor Certificateholders. Following any such repurchase, such Certificateholders' Interest in the Trust Assets shall terminate and such interest therein will be allocated to the Company Interest and such Holders will have no further rights with respect thereto. In the event that the Servicer fails for any reason to deposit the Clean-Up Call Repurchase Price for such Receivables, the Certificateholders' Interest in the Receivables and the other Trust Assets will continue and monthly payments will continue to be made to the Holders.

                    (b) The amount deposited pursuant to subsection 9.2(a) shall be paid to the Investor Certificateholders of the related Series pursuant to
Article III on the Distribution Date following the date of such deposit. All Certificates of a Series which are purchased by the Servicer pursuant to subsection 9.2(a) shall be delivered by the Servicer upon such purchase to, and be canceled by (in accordance with the written directions of the Servicer), the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Servicer.

                    (c) All principal or interest with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that the Invested Amount of any Series of Certificates is greater than zero on its Series Termination Date (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date), the Trustee will sell or cause to be sold, in accordance with the directions of Investor Certificateholders representing more than 50% of the Invested Amount of such Series, and pay the proceeds to all Holders of such Series PRO RATA (except that unless expressly provided to the contrary in the related Supplement, no payment shall be made to Holders of any Class of any Series that is by its terms subordinated to any other Class until such senior Class of Certificates has been paid in full) in final payment of all principal of and accrued interest on such Series of Certificates, an amount of Receivables or interests in Receivables up to the Invested Amount of such Series at the close of business on such date. Absent such direction from Investor Certificateholders representing more than 50% of the Invested Amount

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of such Series the Trustee shall continue to hold the Trust Assets in respect of such Series in accordance with the terms of the Pooling and Servicing Agreements until the Trust Termination Date (or until Investor Certificateholders representing more than 50% of the Invested Amount of such Series shall otherwise direct the Trustee); PROVIDED that the terms of this Agreement, the related Supplement and the Servicing Agreement shall be deemed to remain in full force and effect, except that no additional Receivables shall be allocated with respect to such Series. The reasonable costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in Section
8.5. Any proceeds of such sale in excess of such principal and interest paid shall be paid to the holder of the Exchangeable Company Interest, unless and to the extent otherwise specified in any applicable Supplement. Upon such Series Termination Date with respect to the applicable series of Certificates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in this Section 9.2.

               Section 9.3 FINAL PAYMENT WITH RESPECT TO ANY SERIES. (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Investor Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least 30 days' (or such shorter period as is acceptable to the Trustee as determined in its sole and absolute discretion) prior written notice from the Servicer to the Trustee containing all information required for the Trustee's notice) by the Trustee to Investor Certificateholders of such Series, mailed not later than the fifth Business Day of the month of such final distribution and specifying (i) the Distribution Date upon which final payment of the Investor Certificates will be made upon presentation and surrender of Investor Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in Section 4.3 of the Servicing Agreement covering the period during the then current calendar year through the date of such notice. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

                    (b) Notwithstanding the termination of the Trust pursuant to subsection 9.1(a) or the occurrence of the Series Termination Date with respect to any Series pursuant to Section 9.2, all funds then on deposit in the Collection

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Account (but only to the extent necessary to pay all outstanding and unpaid amounts to Certificateholders) shall continue to be held in trust for the benefit of the Certificateholders, and the Paying Agent or the Trustee shall pay such funds to the Certificateholders upon surrender of their Certificates in accordance with the terms hereof. Any Certificate not surrendered on the date specified in subsection 9.3(a)(i) shall cease to accrue any interest provided for such Certificate from and after such date. In the event that all of the Investor Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders of such Series to surrender their Certificates for cancellation and receive the final distribution will respect thereto. If within one year after the second notice all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Collection Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Company upon request any monies held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

                    (c) All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a customary manner satisfactory to the Trustee.

               Section 9.4 COMPANY'S TERMINATION RIGHTS. Upon the termination of the Trust pursuant to Section 9.1 and the surrender of the Exchangeable Company Interest and payment to the Trustee (in its capacity as such and/or in its capacity as Successor Servicer) of all amounts owed to it under any Pooling and Servicing Agreement, the Trustee shall assign and convey to the Company (without recourse, representation or warranty) in exchange for the Exchangeable Company Interest all right, title and interest of the Trust in the Trust Assets, whether then existing or thereafter created, and all proceeds thereof except for amounts held by the Trustee pursuant to subsection 9.3(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, representation or warranty,

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as shall be reasonably requested by the Company to vest in the Company all right, title and interest which the Trust had in the Trust Assets.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

               Section 10.1 AMENDMENT. (a) (a) Any Pooling and Servicing Agreement, including any schedule or exhibit thereto, may be amended in writing from time to time by the Servicer, the Company and the Trustee, without the consent of any holder of any outstanding Certificate, (i) to cure any ambiguity therein, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or (iii) to add any other provisions thereto to change in any manner or eliminate any of the provisions with respect to matters or questions raised under any Pooling and Servicing Agreement which shall not be inconsistent with the provisions of any other Pooling and Servicing Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Officer's Certificate from the Company and, to the extent, in the reasonable view of the Company, a question of law exists, supported by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of the Investor Certificateholders. The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this paragraph or paragraph (b) below which affects the Trustee's rights, duties or immunities under any Pooling and Servicing Agreement or otherwise.

                    (b) Any Pooling and Servicing Agreement and any schedule or exhibit thereto may also be amended in writing from time to time by the Servicer, the Company and the Trustee with the consent of Investor Certificateholders evidencing more than 50% of the Invested Amount of any Series adversely affected by the amendment (or, if any such Series shall have more than one Class of Investor Certificates adversely affected by the amendment, 50% or more of the Invested Amount of each such Class) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of holders of any Series then issued and outstanding; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of such Investor Certificateholder of such Series; (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of such Investor Certificateholder; or (iii) reduce the aforesaid percentage of Fractional Undivided Interests the holders of which are required to consent to any

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such amendment in each case without the consent of all Holders of each Series adversely affected in any material respect.

                    (c) Notwithstanding anything in this Section 10.1 to the contrary, the Supplement with respect to any Series may be amended on the terms and with the procedures provided in such Supplement.

                    (d) The Company or the Servicer shall deliver any proposed amendment to each Agent at least five days prior to the execution and delivery thereof.

                    (e) Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Holder of each Outstanding Series (or with respect to an amendment of a Supplement, of the applicable Series), and the Servicer shall furnish written notification of the substance of such amendment to each Rating Agency. No such amendment (including, without limitation, the amendment of any Supplement, notwithstanding anything to the contrary contained in any Supplement) shall be effective until the Rating Agency Condition has been satisfied with respect thereto.

                    (f) It shall not be necessary for the consent of Investor Certificateholders under this Section 10.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                    (g) In executing or accepting any amendment pursuant to this
Section 10.1, the Trustee shall, upon request, be entitled to receive and rely upon (i) an Opinion of Counsel (A) stating that such amendment is authorized pursuant to a specific provision of a Pooling and Servicing Agreement and complies with such provision, and (B) stating that all conditions precedent to the execution and delivery of such amendment shall have been satisfied in full, which opinion in the case of this clause (B) may, to the extent that such opinion concerns questions of fact, rely on an Officer's Certificate with respect to such questions of fact, (ii) a certificate from a Responsible Officer of the Company stating that such amendment does not adversely affect the interests of the holders of any outstanding Certificates in any material respect except for holders of the Series whose consent to such amendment has been obtained in accordance with clause (b) of this Section 10.1 and (iii) a Tax Opinion.

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               Section 10.2 PROTECTION OF RIGHT, TITLE AND INTEREST TO TRUST.
(a) The Servicer shall cause this Agreement, any Supplement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders' and the Trustee's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Company shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 10.2(a).

                    (b) With respect to any prospective changes in its name, identity or corporate structure, the Company shall comply fully with subsection 2.8(m) hereof and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. If the Company determines that no refining is required, it shall provide to the Trustee an Opinion of Counsel so stating.

               Section 10.3 LIMITATION ON RIGHTS OF HOLDERS. (a) The death or incapacity of any Holder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Holder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                    (b) Except with respect to the Investor Certificateholders as expressly provided in any Pooling and Servicing Agreement, no Investor Certificateholder, solely by virtue of its status as an Investor Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall any Investor Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                    (c) No Investor Certificateholder, solely by virtue of its status as an Investor Certificateholder, shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at

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law upon or under or with respect to this Agreement, unless such Investor
Certificateholders previously shall have given to the Trustee written request to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Investor Certificateholder with every other Investor Certificateholder and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue of or by availing itself or themselves of any provisions of the Pooling and Servicing Agreements to affect, disturb or prejudice the rights of any other of the Investor Certificateholders, or to obtain or seek to obtain priority over or preference to any other such Investor Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Investor Certificateholders. For the protection and enforcement of the provisions of this Section 10.3, each and every Investor Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                    (d) By their acceptance of Certificates pursuant to this Agreement and the applicable Supplement, the Holders agree to the provisions of this Section 10.3.

               Section 10.4 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duty given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of facsimile notice or overnight courier service, when received, addressed as follows or to such other address as may be hereafter notified by the respective parties hereto:

         The Company:      USS Receivables Company, Ltd.
                           2200 E. Golf Road
                           Des Plaines, Illinois 60016
                           Attention: Treasurer
                           Facsimile: 847-699-0027

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               with a copy to the Servicer:

         The Servicer:     United Stationers Financial Services LLC
                           2001 Rand Road
                           Des Plaines, Illinios 60016
                           Attention: Nick Martisek


         The Trustee:      The Chase Manhattan Bank
                           450 West 33rd Street
                           New York, New York 10001
                           Attention: Structured Finance Services
                           Facsimile: 212-946-3916

Any notice required or permitted to be mailed to an Investor Certificateholder shall be given by first-class mail, postage prepaid, or by overnight courier service, at the address of such Investor Certificateholder as shown in the Certificate Register. Any notice so given within the time prescribed in any Pooling Agreement or Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Investor Certificateholder receives such notice.

               Section 10.5 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of any Pooling Agreement or Servicing Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of such Pooling and Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of any Pooling and Servicing Agreement or of the Certificates or rights of the Holders.

               Section 10.6 ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.3 of the Servicing Agreement, no Pooling and Servicing Agreement may be assigned by the Company or the Servicer without the prior written consent of the Trustee acting at the direction of the holders of 66-2/3% of the Invested Amount of each Outstanding Series and without the Rating Agency Condition's having been satisfied with respect to such assignment.

               Section 10.7 CERTIFICATES NONASSESSABLE AND FULLY PAID. It is the intention of the parties to each Pooling and Servicing Agreement that the Investor

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Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Investor Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Investor Certificates upon authentication thereof by the Trustee pursuant to Section 5.2 are and shall be deemed fully paid.

               Section 10.8 FURTHER ASSURANCES. The Company and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of each Pooling and Servicing Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

               Section 10.9 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trustee or the Investor Certificateholders, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

               Section 10.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

               Section 10.11 THIRD-PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Holders and their respective successors and permitted assigns. Except as otherwise provided in this Article X, no other Person will have any right or obligation hereunder. No Obligor shall be notified of the transfers made pursuant to this Agreement or any Supplement.

               Section 10.12 ACTIONS BY HOLDERS. (a) Wherever in any Pooling and Servicing Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholders of any

Series, unless such provision requires a specific percentage of Investor Certificateholders of a certain Series or all Series.

                    (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by an Investor Certificateholder shall bind such Investor Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee, the Company or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

               Section 10.13 MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Servicing Agreement. This Agreement and the Servicing Agreement may not be modified, amended, waived, or supplemented except as provided herein.

               Section 10.14 HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

               Section 10.15 SECURITY AGREEMENT. (a) The Company hereby grants to the Trustee, for the benefit of the Holders, a perfected first priority security interest in all of the Company's right, title and interest in, to and under the Receivables and the other Trust Assets now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto and all "proceeds" thereof (including Recoveries), to secure all of the Company's and the Servicer's obligations hereunder, including, without limitation, the Company's obligation to sell or transfer Receivables hereafter created to the Trust.

                    (b) This Agreement shall constitute a security agreement under applicable law.

               Section 10.16 NO SET-OFF. Except as expressly provided in this Agreement and specifically in Section 3.1(g), the Trustee agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Company, the Servicer or any Investor Certificateholder.

               Section 10.17 NO BANKRUPTCY PETITION. The Servicer hereby covenants and agrees that, prior to the date which is one year and one day after the date of the end of the Amortization Period with respect to all Outstanding Series, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy law or Cayman Islands bankruptcy law or similar law.

               Section 10.18 LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) each Pooling and Servicing Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties; provided, however, the Trustee shall be liable in its individual capacity for its own willful misconduct, bad faith or negligence and
(d) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under any Pooling and Servicing Agreement; provided further, that the foregoing clauses (a) through (d) shall survive the resignation or removal of the Trustee.

               The Company hereby agrees to indemnify and hold harmless the Trustee and the Trust for the benefit of the Holders (each, an "INDEMNIFIED PERSON") from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Company pursuant to any Pooling and Servicing Agreement to which it is a party, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the negligence, bad faith or willful misconduct of an indemnified person; PROVIDED that any payments made by the Company pursuant to this subsection shall be made solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts pursuant to any Pooling and Servicing Agreements, shall be non-recourse other than with respect to proceeds in excess of the proceeds to make such payment, and shall not constitute a claim against the Company to the extent that insufficient proceeds exist to make such payment.

               Section 10.19 CERTAIN INFORMATION. The Servicer and the Company shall promptly provide to the Trustee such information in computer tape, hard copy or other form regarding the Receivables as the Trustee may reasonably request to perform its obligations hereunder.

               Section 10.20 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

               IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                    USS RECEIVABLES COMPANY, LTD.


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    UNITED STATIONERS FINANCIAL
                                    SERVICES LLC, as Servicer


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee and as Securities Intermediary


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

Agreed to and accepted by:


UNITED STATIONERS SUPPLY CO.


By:
     --------------------------------------------
Name:
Title:

                                                                       EXHIBIT A
                                       TO AMENDED AND RESTATED POOLING AGREEMENT


FORM OF LOCKBOX AGREEMENT

               FORM OF [AMENDED AND RESTATED]1 LOCKBOX AGREEMENT

               THIS [AMENDED AND RESTATED] LOCKBOX AGREEMENT dated as of ___________, 2001 (this "AGREEMENT") is entered into among UNITED STATIONERS FINANCIAL SERVICES LLC, an Illinois limited liability company (together with its successors and assigns, the "COMPANY"), USS RECEIVABLES COMPANY, LTD., a Cayman Islands limited liability company (together with its successors and assigns, "USSRECCO"), THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee under the below-referenced Pooling Agreement (in such capacity, together with its successors in such capacity, the "TRUSTEE"), [UNITED STATIONERS SUPPLY CO., an Illinois corporation, solely for purposes of acknowledging and agreeing to Section 1 hereof]2 and ______________________ a ____________________, as
lockbox agent and the provider of certain collection services hereunder (the "LOCKBOX AGENT").

               WHEREAS, United Stationers Supply Co. ("USSC"), certain other subsidiaries of United Stationers, Inc. (together with USSC, the "SELLERS"), USSRecCo, as purchaser, and USSC, as servicer, entered into that certain Receivables Sale Agreement dated as of April 3, 1998 (the "ORIGINAL SALE AGREEMENT"), pursuant to which the Sellers sold certain of their Receivables (as defined therein) and certain other related property (including the right to Collections) to USSRecCo;

               WHEREAS, USSRecCo, USSC, as servicer, and the Trustee entered into that certain Pooling Agreement dated as of April 3, 1998 (the "ORIGINAL POOLING AGREEMENT"), pursuant to which USSRecCo conveyed all of the assets purchased from the Sellers to the Trustee, for the benefit of the United Stationers Receivables Master Trust (the "TRUST");

               [WHEREAS, in connection with the Original Pooling Agreement, USSC, USSRecCo, the Trustee and the Lockbox Agent entered into that certain Lockbox Agreement dated as of April 3, 1998, pursuant to which the Lockbox and the Lockbox Accounts were established in the name of USSC;]

----------

(1) Only applies to lockbox agreements executed in connection with the Original Pooling Agreement.

(2) USSC should only be a party to amendments and restatements of the lockbox agreements executed in connection with the Original Pooling Agreement.

               WHEREAS, USSC, the Sellers, and the Company, as purchaser, and the Company, as servicer, have amended and restated the Original Sale Agreement pursuant to that certain Amended and Restated Receivables Sale Agreement dated as of May 1, 2001 (the "TIER I SALE AGREEMENT"), pursuant to which the Sellers have sold (and will continue to sell) all of their Receivables (as defined therein) and certain other related property (including the right to Collections) to the Company;

               WHEREAS, the Company, as seller, USSRecCo, as purchaser, and the Company, as servicer, have entered into that certain USFS Receivables Sale Agreement dated as of May 1, 2001 (the "TIER II SALE AGREEMENT"), pursuant to which the Company has sold (and will continue to sell) substantially all of the Receivables and other property acquired from the Sellers pursuant to the Tier I Sale Agreement to USSRecCo;

               WHEREAS, USSRecCo, the Company, as servicer, and the Trustee have amended and restated the Original Pooling Agreement pursuant to that certain Amended and Restated Pooling Agreement dated as of May 1, 2001 (as modified and supplemented and in effect from time to time, the "POOLING AGREEMENT"; capitalized terms used herein without definition shall have the meanings set forth in the Pooling Agreement), pursuant to which USSRecCo will convey the receivables acquired by it from the Company to the Trustee, for the benefit of the Trust; and

               [WHEREAS, in connection with the transactions contemplated by the agreements described above, the parties to the Original Lockbox Agreement desire to amend and restate the rights, duties and obligations under the Original Lockbox Agreement, including a transfer of the ownership of the right, title and interest in and to the Lockbox and the Lockbox Account from USSC to USSRecCo;]3

               WHEREAS, in connection with the Pooling Agreement, the Company has requested the Lockbox Agent, and the Lockbox Agent has agreed, to establish in the name of USSRecCo and to maintain and operate, pursuant to the Lockbox Processing Procedures attached hereto as EXHIBIT B (the "LOCKBOX PROCEDURES"), for the benefit of the Trustee, a payment processing arrangement for all remittances (including wire transfers and ACH credits) from account debtors of the Sellers, which remittances will be deposited for collection into and cleared through (or credited to) a bank account (the "LOCKBOX ACCOUNT") maintained, in the name of USSRecCo, by the Lockbox Agent at its branch located at

----------

(3) For use only if amending and restating a lockbox agreement executed in connection with the Original Pooling Agreement.

__________________________ (the "BRANCH OFFICE"). The Lockbox Account is account
#______________.

               NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the [Original Lockbox Agreement is hereby amended and restated in its entirety] parties hereto agree as follows:

               Section 1. THE LOCKBOX. The Lockbox Agent shall [transfer the ownership of the Lockbox from USSC to USSRecCo] rent a post office box on behalf of USSRecCo in the Lockbox Agent's name (the "LOCKBOX"). The Lockbox Agent shall process mail delivered to the Lockbox in accordance with the Lockbox Procedures. The Lockbox Agent shall advise the Company and the Trustee of the establishment of the Lockbox (identifying the same) and of how mail is to be addressed in order to be delivered to the Lockbox.

               Section 2. ACCESS TO LOCKBOX. The Lockbox Agent shall have unrestricted and exclusive access to the Lockbox for the purpose of retrieving and processing the contents thereof in accordance with the procedures specified herein.

               Section 3. BAILMENT. The removal of checks, drafts, notes, money orders or other orders for payment (hereinafter referred to collectively as "ITEMS") or cash from the Lockbox shall create a bailment, with the Lockbox Agent as bailee and the Trustee as bailor, and such bailor-bailee relationship shall continue until such Items or cash are received at the Branch Office and deposited for collection into the Lockbox Account in accordance with this Agreement, at which time the Trustee shall be a depositor of the Lockbox Agent with respect to the Lockbox Account. The bailor-bailee relationship described above shall also apply to the contents removed from the Lockbox other than cash or Items.

               Section 4. PROCEDURES. The Lockbox Agent will remove the envelopes received in the Lockbox, and will open such envelopes and remove the contents thereof, at the frequency and times specified in SECTION 6 hereof. Items contained in the envelopes will be inspected and handled in accordance with the Lockbox Procedures unless otherwise instructed in writing by the Trustee (with notice to the Company five (5) Business Days prior to the implementation of such changes).

               Items that are not acceptable for deposit under this SECTION 4 will not be deposited into the Lockbox Account, but will be handled as provided in the Lockbox Procedures.

               Section 5. DEPOSIT OF ITEMS. Each Item acceptable for deposit under SECTION 4 hereof and all cash will be deposited, for collection, into the Lockbox Account, and the proceeds of such collection will be credited to the Lockbox Account upon receipt. In accordance with the Lockbox Procedures, a photocopy will be taken of each Item and attached to the corresponding envelope and accompanying papers. Photocopies of Items will be accompanied by an adding machine tape or other detailed listing for each deposit.

               Section 6. FREQUENCY OF DEPOSIT. In order to maximize daily receipts and funds availability, the Lockbox Agent will retrieve and open the mail delivered to the Lockbox as provided in the Lockbox Procedures, provided that the Lockbox Agent will retrieve and open such mail at least once each local business day and shall promptly deposit into the Lockbox Account, for collection in accordance with this Agreement, the Items contained in such mail in accordance with the Lockbox Procedures. Each deposit will correspond to an individual total shown on the Lockbox Account statement. Deposits will be made in anticipation of major check clearing deadlines.

               Section 7. MICROFILMING OF ITEMS. For reference purposes, all Items deposited by the Lockbox Agent will be microfilmed in accordance with the Lockbox Agent's normal procedures. Copies thereof will be made available to the Company or, upon request of the Trustee, to the Trustee, for the period required by applicable state or Federal law for record retention purposes.

               Section 8. ENDORSEMENT OF ITEMS. The following endorsement will be applied by the Lockbox Agent to each Item deposited for collection into the Lockbox Account in accordance with the Lockbox Procedures:

               "Credited to the account of the within-named payee, absence of endorsement guaranteed (Lockbox Agent)."

               Section 9. TREATMENT OF NON-DEPOSITED ITEMS; OTHER MAIL. The following Items will be batched separately and will be forwarded with the daily remittance materials as provided in SECTION 10 hereof:

         A. Items which, pursuant to the Lockbox Procedures, are not deposited for collection into the Lockbox Account, and accompanying papers and envelopes; and

         B. Envelopes which contain only correspondence, but no cash or Items.

               Section 10. BATCHING OF ITEMS. All remittance papers, envelopes, adding machine tapes and deposit ticket copies (one (1) for each deposit), and all photocopies made pursuant to SECTION 5 hereof, will be batched by deposit so that all related papers are together, and handled in accordance with the Lockbox Procedures. These batches, and all Items which have been deposited into the Lockbox Account, and the other documents described herein will be sent to the Company and, if the Trustee shall so notify the Lockbox Agent, with a copy to the Trustee, by express mail (or other overnight delivery service) to the appropriate address set forth on EXHIBIT A hereto.

               Section 11. INSUFFICIENT FUNDS. In accordance with the Lockbox Procedures, in the event that an Item deposited into the Lockbox Account is returned unpaid because of "insufficient funds" or "uncollected funds", the Lockbox Agent will redeposit such Item unless such Item has twice been returned unpaid. If redeposit of an Item is not possible because an Item is returned with an "Account Closed", "Payment Stopped" or similar notation, the Lockbox Agent will charge the Lockbox Account and send such Item with debit advice to the Company with a copy to the Trustee (unless Trustee shall otherwise notify the Lockbox Agent), by express mail (or other overnight delivery service) to the appropriate address set forth on EXHIBIT A hereto. In addition, the Lockbox Agent will provide the Company and, if the Trustee shall so notify the Lockbox Agent, the Trustee, with telephonic notice of Items that are returned unpaid.

               Section 12. FUND TRANSFERS. None of the Sellers, the Company nor USSRecCo shall have any right of withdrawal over the Lockbox Account. The Lockbox Agent shall, (i) by 9:00 a.m. on each day on which the Branch Office is open, wire transfer collected funds standing to the credit of the Lockbox Account or (ii) by 4:00 p.m. initiate an automated clearing house credit on each day on which the Branch Office is open for credit on the succeeding Business Day (in each case net of returns and a base balance not to exceed $20,000 in collected funds) to account number 323094481 maintained by the Trustee at its office at 450 West 33rd Street, New York, NY 10001, or to such other account as the Trustee shall notify the Lockbox Agent in writing with a copy of such notice to the Company. USSRecCo hereby agrees to indemnify the Lockbox Agent from, and hold the Lockbox Agent harmless against, any and all losses, liabilities, claims, damages or expenses incurred by the Lockbox Agent arising out of or by reason of the remittance to the Trustee of any uncollected funds representing anticipated proceeds of the collection of an Item that shall fail for any reason to ultimately be collected or the return or dishonor of any Item deposited in the Lockbox Account.

               Section 13. LOCKBOX AGENT FEES. The Lockbox Agent fees, together with out-of-pocket expenses such as post office box rental, postage, express mail or overnight delivery, and non-par check charges, are the sole and exclusive responsibility of the Company; PROVIDED, that the Trustee may, but shall be under no obligation to, pay any such fees and expenses that the Company shall fail to pay on any Distribution Date to the extent of available funds.

               Section 14. NOTIFICATION OF ACCOUNT DEBTORS. Promptly following the execution and delivery hereof, the Company will, or will cause the applicable Seller to, notify each account debtor that has not already been so notified to send remittances owing to the Company to the Lockbox (unless such account debtor has otherwise been notified to send such remittance to another lockbox pursuant to another lockbox agreement with the Trustee). Remittances sent directly to the Company's office, together with any accompanying papers and the original envelopes, shall be placed by the Company into another envelope addressed to the Lockbox Agent and hand delivered to the Lockbox.

               Section 15. AUTHORITY TO CREDIT AND DEBIT LOCKBOX ACCOUNT. The Lockbox Agent shall have the right to credit or debit the Lockbox Account to correct any processing irregularity. Copies of credit or debit advice will be sent to the Company and, if the Trustee shall so notify the Lockbox Agent, with a copy to the Trustee, by express mail (or other overnight delivery service) or facsimile to the appropriate address set forth on EXHIBIT A hereto. From time to time, the Company or the Trustee, as the case may be, may wish to communicate processing irregularities or requests to the Lockbox Agent. Such inquiries must be made to the Lockbox Agent within a period of two (2) years after the respective irregularity shall occur.

               Section 16. RESPONSIBILITY OF LOCKBOX AGENT. Each of the parties hereby agrees that the Lockbox Agent's responsibility to it under this Agreement shall be limited to the exercise of due professional care and skill as would be exercised by a commercial bank offering the services contemplated by this Agreement (including without limitation, the Lockbox Procedures) for a fee. In no event shall the Lockbox Agent be liable to the Company or the Trustee for failure to follow any of the procedures set forth herein, including, without limitation, failure to perform any service within the time provided therefor, if such failure is due to the occurrence of any of the following events: any act or failure to act by the Company or the Trustee, as the case may be; a power failure; strikes or lock-outs; fire or other casualty; riot or civil commotion; earthquakes, floods, or other acts of God; delay in transportation; or any other event beyond the control of the Lockbox Agent, provided, however such failure did not result from the negligence or misconduct of the Lockbox Agent).

THE LOCKBOX AGENT SERVES AT THE PLEASURE OF THE TRUSTEE AND CAN BE REPLACED AT ANYTIME AT THE SOLE DISCRETION OF THE TRUSTEE. ANY REPLACEMENT OF THE LOCKBOX AGENT SHALL BE SELECTED BY THE TRUSTEE WHICH IN TURN SHALL SERVE AT THE TRUSTEE'S PLEASURE.

               Section 17. LIEN OF TRUSTEE. Each of the Company and the Lockbox Agent hereby agrees that the Trustee shall have a continuing first priority lien on, and security interest in, the Lockbox, the contents thereof, and all funds standing to the credit of the Lockbox Account and that the Lockbox Agent shall be the Trustee's agent for the purpose of holding and collecting such collateral security. As provided herein, the Lockbox Account shall be under the control of the Trustee, and the Lockbox Agent (as agent for the Trustee), and none of the Sellers, the Company or USSRecCo shall have any right to withdraw or transfer any amount from the Lockbox Account.

               Section 18. NOTICES. Unless otherwise provided in the Lockbox Procedures, notices relating to this Agreement shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified opposite its name on EXHIBIT A hereto or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

               Section 19. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the law of the State of New York. Each of the parties hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in such court has been brought in an inconvenient forum.

               Section 20. MISCELLANEOUS. This Agreement shall be effective as of the date first above written, upon the due execution of this Agreement by each party hereto. Neither this Agreement nor any provision hereof may be modified or waived orally, but only by an instrument in writing signed by the parties hereto; provided that the Company and the Lockbox Agent may, with written notice to the Trustee, modify the Lockbox Procedures unless such modification has an adverse effect on the rights of the Trustee hereunder. In the event of any conflict between the provisions of this Agreement and the Lockbox Procedures, the provisions of this Agreement shall control. This Agreement shall terminate upon the earlier of (i) the expiration or earlier termination of the Pooling Agreement or (ii) written notice to the Lockbox Agent with consent by the Trustee, such consent not to be unreasonably withheld. This Agreement may be terminated at any time by the Lockbox Agent or the Trustee upon thirty (30) days advance written notice to the other parties to this Agreement. The obligations and agreements as to payments, reimbursement and indemnification set forth in this Agreement shall survive the termination of this Agreement. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

               IN WITNESS WHEREOF, the parties hereto have caused this [Amended and Restated] Lockbox Agreement to be duly executed and delivered as of the date first above written.


                                    UNITED STATIONERS FINANCIAL SERVICES
                                    LLC


                                    By:
                                       ----------------------------------------
                                    Name: ____________________________________
                                    Title: _____________________________________


                                    USS RECEIVABLES COMPANY, LTD.


                                    By:
                                       -----------------------------------------
                                    Name: ____________________________________
                                    Title: _____________________________________


                                    THE CHASE MANHATTAN BANK,
                                     as TRUSTEE


                                    By:
                                       -----------------------------------------
                                    Name: ____________________________________
                                    Title: _____________________________________

                                    [INSERT NAME OF LOCKBOX AGENT],
                                     as Lockbox Agent


                                    By:
                                       -----------------------------------------
                                    Name: ____________________________________
                                    Title: _____________________________________


[ACKNOWLEDGED AND AGREED
TO AS OF THE DATE FIRST
SET FORTH ABOVE, SOLELY FOR
PURPOSES OF SECTION 1 HEREOF.


UNITED STATIONERS SUPPLY CO.


By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------(4)

----------

(4) For use only in amending and restating lockbox agreements established pursuant to the Original Pooling Agreement.

                                                                       EXHIBIT A
                                                                              to
                                                               Lockbox Agreement


ADDRESSES

COMPANY:                                    UNITED STATIONERS FINANCIAL
-------
                                            SERVICES LLC
                                            2001 Rand Road
                                            Des Plaines, Illinois 60016
                                            Telecopier No.:
                                                             -------------------
                                            Telephone No.:
                                                          ----------------------
                                            Attention:
                                                        ------------------------

USSRECCO:                                   USS RECEIVABLES COMPANY, LTD.
--------
                                            2200 East Golf Road
                                            Des Plaines, Illinois 60016
                                            Telecopier No.:
                                                             -------------------
                                            Telephone No.:
                                                          ----------------------
                                            Attention:  Treasurer

TRUSTEE:                                    THE CHASE MANHATTAN BANK,
-------
                                            as Trustee
                                            1 Chase Manhattan Plaza
                                            New York, New York 10081
                                            Telecopier No.:  (718) 242-6910
                                            Telephone No.:  (718) 242-7979
                                            Attention:  New York Agency

LOCKBOX AGENT:                              ______________________________
-------------
                                            ______________________________
                                            ______________________________
                                            ______________________________
                                            Telecopier No.:  (_) ___-______
                                            Telephone No.:  (_) ___-______
                                            Attention: ______________________

                                                  Exhibit B to Lockbox Agreement

LOCKBOX PROCESSING PROCEDURES
UNITED STATIONERS FINANCIAL SERVICES LLC

Lockbox Remittance Banking Section will pick up mail, including remittances, several times each day from the assigned P.O. Box.

Envelopes will be opened by the Bank and checks will be examined for regularity of date, amount, signature, and payee.

I.       Check Acceptance/Rejection

        A.       ACCEPT:

                1.       All checks made payable to:

                           United Stationers/Financial/Services/(LLC)
                           USFS (LLC)
                           United Stationers/Supply/(Co.)
                           United Stationers Furniture Div.
                           USSC or USSCO
                           MicroUnited/(Inc.)
                           MicroUnited Computer Products
                           MicroUnited Business Products
                           Stationers Distribution Co.
                           SDC
                           United Facility Supply
                           Associated Stationers, Inc.
                           Associated
                           ASI
                           All Value Office Products [Add as appropriate for Additional Sellers] Or any reasonable derivation of the above.
        B.       REJECT:

                1.       Stale or post dated checks.

                2.       Foreign Items.

                3.       Third party checks.

        C.       EXCEPTIONS:

                1.       No Signature.

                    (a)  Add "signature guaranteed" endorsement.

                    (b)  Notify the [Corporate Cash Control Assistant] at

                        (847) _________________.

                2.       Differences between the numerical and longhand amounts.

                    (a) Look at invoice or remittance advice for a total that matches either the longhand or the numerical amount.

                    (b) If either amount matches the invoice or remittance advice, use that amount.

                    (c) If neither amount matches the invoice or remittance amount, use the longhand amount and deposit the check.

                    (d) Do not call the Cash Control Assistant if both check amounts are the same but do not match the invoice or remittance advice. Process the check as is.

                    (e) If there is no invoice available, use the longhand amount.

                3.       Checks bearing the notation "Paid in Full".

                         Call Corporate Cash Control Assistant. Either the Corporate Cash Control Assistant, Cash Manager, or Treasurer will give authorization to either deposit or return the check.

II. All remittances in good order will be processed and deposited in batches of no more than twenty-five (25) checks.

III. The Bank will deposit the amount of these items into the appropriate United Stationers lockbox account.

IV.  All checks processed will be microfilmed and properly endorsed.

     NOTE: Microfilm will be retained by the Bank for possible future reference.

V.   Advice of Deposit

     Each day send the following deposit related information via overnight courier service:

                1.       Duplicate deposit ticket.

                2. Photocopies of each check deposited, stapled to the attached detail.

                3.       Envelopes, rejects, correspondence, memos, etc. (NOTE:
                         Please include the Federal Express envelope for all checks received via Federal Express.)

         [To:     UNITED STATIONERS
                  Attn:  Front Door Receptionist
                  Centralized Accounts Receivable Dept.
                  1661 Feehanville Suite 400
                  Mount Prospect, IL  60056]

VI.  Returned Items

        A.         FOR ALL* CHECKS RETURNED AFTER THE FIRST PRESENTMENT.
                   [*Includes NSF, Uncollected Funds, Stop Payment, Account Closed, Improper Endorsements, Refer to Maker, date, Signature, Other]

        For ALL checks which are returned for the first time, the Corporate Cash Control Assistant should be notified by telephone IMMEDIATELY, regardless of the amount of the check or the reason for the return. The Corporate Cash Control Assistant's telephone number is (847)
        ______________.

        The Corporate Cash Control Assistant will instruct the bank to either redeposit or return the item to United Stationers. The bank SHOULD NOT automatically redeposit or return any items without first notifying the Corporate Cash Control Assistant.

        If your call is answered by our voice mail system, please leave the following information on the recorder (you have up to 2 minutes so please speak slowly):

                   Caller's name, phone number with area code, and the bank represented, payee, reason for return, first or second return, maker, the maker's city and state, check number, check date, deposit date (or dates if check is a second return), and the makers bank.

        All bankable checks (i.e. NSF, uncollected, endorsement missing) should be.

        Please state whether the check will be redeposited or returned.

        *NOTE: Voice mail is available 24 hours a day. If a return item comes in after 5:00 PM Central time, please leave all information as mentioned above.

        B.         NO SIGNATURE ITEMS.

        After the bank has notified the Corporate Cash Control Assistant, the bank should redeposit these items with a "signature guaranteed" endorsement.

        C.         NO ENDORSEMENT BY UNITED STATIONERS.

        After the bank has notified the Corporate Cash Control Assistant, the bank should guarantee the endorsement and redeposit these items.

        D.         REFER TO MAKER CHECKS.

        After the bank has notified the Corporate Cash Control Assistant, the bank should return the item to United Stationers.

        E.         FOR ALL * CHECKS RETURNED AFTER THE SECOND  PRESENTMENT.

        [*Includes NSF, Uncollected Funds, Stop Payment, Account Closed, Improper Endorsements, Date, Signature, Other]

        For ALL checks returned on the second presentment, the bank should IMMEDIATELY telephone the Corporate Cash Control Assistant regardless of the amount of the check or the reason for return.

        Our voice mail is available after our regular business hours. Please leave the following information on the recording:

        Caller's name, phone number with area code, and the bank represented, payee, reason for return, first or second return, maker, the maker's city and state, check number, check date, deposit date (or dates if check is a second return), and the makers bank.

        F.         AUTHORIZED ITEMS RETURNED TO UNITED STATIONERS.

        ONLY after the Corporate Cash Control Assistant has approved the return of an item or the information has been left on voice mail can it be sent back to United Stationers.

        The mailing address for all authorized returns is:

United Stationers Financial Services LLC
[Treasury Department]
2001 Rand Road
Des Plaines, IL  60016-1267

        G.         FOR ALL* AUTOMATED CLEARING HOUSE ITEMS.
                   ---------------------------------------

        [*Includes NSF, Uncollected Funds, Stop Payment, Account Closed, Improper Endorsements, Refer to Maker, Date, Signature, Other]

        For ALL checks which are returned for the first time, the Corporate Cash Control Assistant should be notified by telephone IMMEDIATELY, regardless of the amount of the ACH or the reason for the return. The Corporate Cash Control Assistant's telephone number is (847)
        ________________.

        As ACH items are normally redeposited immediately, whenever possible, please be sure to inform the Corporate Cash Control Assistant if the item has been redeposited or is being returned.

        If your call is answered by our voice mail system, please see section A for information to leave on the recorder.

        H.         FEDERAL REGULATION CC.

        All items returned outside of the guidelines specified by Regulation CC will be sent back for a "late return".

                                                                       EXHIBIT B
                                                            TO POOLING AGREEMENT

INTERNAL OPERATIONS PROCEDURES MEMORANDUM
[to be provided as required under additional series]

                                                                      Schedule 1
                                       TO AMENDED AND RESTATED POOLING AGREEMENT

RECEIVABLES

Tape to be delivered by the Company to the Trustee.

                                                                      Schedule 2
                                       TO AMENDED AND RESTATED POOLING AGREEMENT

TRUST ACCOUNTS


ACCOUNT NAME                                                           ACCOUNT NUMBER
Collection Account


Series 1998-1
ACCOUNT NAME                                                           ACCOUNT NUMBER

USS Receivables 1998-1 Collection Subaccount                           180323.1
USS Receivables 1998-1 Principal Collection
Sub-Subaccount                                                         180323.3
USS Receivables 1998-1 Non-Principal Collection
Sub-Subaccount                                                         180323.2
USS Receivables 1998-1 Accrued Interest
Sub-Subaccount                                                         180323.4


Series 2000-2
ACCOUNT NAME                                                           ACCOUNT NUMBER

USS Receivables 2000-2 Collection Subaccount                           180322.2
USS Receivables 2000-2 Principal Collection
Sub-Subaccount                                                         180322.4
USS Receivables 2000-2 Non-Principal Collection
Sub-Subaccount                                                         180322.3
USS Receivables 2000-2 Accrued Interest
Sub-Subaccount                                                         180322.1

                                                                      Schedule 3
                                       TO AMENDED AND RESTATED POOLING AGREEMENT

ACTIONS WITH RESPECT TO CHATTEL PAPER

         Each Seller and the Servicer, in each case acting as custodian for the Company, and the Company, shall immediately take all of the following actions (in addition to all other actions set forth or reasonably requested as described in the Transaction Documents and in all documents executed in connection with the sale of an interest in the Receivables and the grant of a security interest therein to other Persons) to protect or more fully evidence the security interest granted by the Company in chattel paper evidencing Receivables pursuant to agreements and documents entered into after the Closing Date (such chattel paper being the "CHATTEL PAPER").

                  (a) Wherever it is located, maintain all Chattel Paper in segregated storage cabinets, which cabinets will contain no other documents;

                  (b) Conspicuously mark each such storage cabinet to indicate that the documents contained therein are Chattel Paper evidencing Receivables of the Company;

                  (c) Stamp in red the original of each document constituting Chattel Paper with a legend to read as follows:

                           "THIS DOCUMENT AND ALL RIGHTS HEREUNDER HAVE BEEN SOLD TO UNITED STATIONERS FINANCIAL SERVICES LLC, WHICH HAS SOLD THIS DOCUMENT AND ALL RIGHTS HEREUNDER TO USS RECEIVABLES COMPANY, LTD. AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF THE CHASE MANHATTAN BANK, AS TRUSTEE."

or such other legend that is reasonably acceptable to the Trustee; PROVIDED that at any time that an Early Amortization Event has occurred and is continuing, such Seller or the Servicer shall, at the request of the Trustee, stamp any Chattel Paper with the above legend prior to sending it to other parties for execution.

                                                                      SCHEDULE 4
                                       TO AMENDED AND RESTATED POOLING AGREEMENT

LOCATION OF RECORDS

2200 E. Golf Road
Des Plaines, Illinois  60016
(Cook County)

CHIEF EXECUTIVE OFFICE

Same

                                                                      SCHEDULE 5
                                       TO AMENDED AND RESTATED POOLING AGREEMENT

CONTRACTUAL OBLIGATIONS

None